New York Life Insurance and Annuity Corporation
New York Life Variable Universal Life Accumulator
New York Life Survivorship Variable Universal Life Accumulator
Prospectus—May 1, 2021
Two flexible premium variable universal life insurance contract(s) offered to individuals under NYLIAC Variable Universal Life Separate Account-I
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail	Express Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539	New York Life 4849 Greenville Ave, Ste 700 Dallas, TX 75206
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
This prospectus describes two different policies issued by NYLIAC. The New York Life Variable Universal Life Accumulator (“VUL”) policy insures one person and pays a death benefit upon that person’s death. The New York Life Survivorship Variable Universal Life Accumulator (“SVUL”) policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. Both SVUL and VUL policies are no longer offered for sale. However, we will still accept additional premiums for existing policies. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
These life insurance policies are not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports of the Eligible Portfolios described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from NYLIAC’s Service Office. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting NYLIAC’s Service Office.
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting Our Service Office. Your election to receive reports in paper will apply to all Eligible Portfolios described herein.

The New York Life Variable Universal Life Accumulator and the New York Life Survivorship Variable Universal Life Accumulator Prospectus and Statement of Additional Information are available at https://dfinview.com/NewYorkLife/TAHD/accumulator .

i

ii

iii

Definitions

1933 Act:  The Securities Act of 1933, as amended.
1940 Act:  The Investment Company Act of 1940, as amended.
AAR:  Automatic Asset Rebalancing.
Adjusted Total Premium:  The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.
Asset Allocation Model:  A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investments. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Model. If your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such Model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that Asset Allocation Model or switch to a new Model. The Asset Allocation Models were designed by QS Investors, LLC and are based primarily on investment risk.
Business Day:  Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).
Cash Surrender Value: The Cash Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account  and DCA Plus Account.
Cash Value Accumulation Test (“CVAT”):  An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Cost of Insurance Charge:  A charge that is deducted from your policy's Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see "Charges Associated with the Policy—Cost of Insurance Charge".
Dollar-Cost Averaging Plus (“DCA Plus”) Account:  The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than an annual rate of 2%. Interest accrues and is credited on a daily basis.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes to the initial face amount.
FINRA:  The Financial Industry Regulatory Authority, Inc.
Fixed Account:  An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change but will never be less than 3% for policies issued prior to May 1, 2012 and 2% for policies issued on or after May 1, 2012. The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest and is credited on a daily basis.
Flat Extra:  An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.
Fund:  An open-end management investment company.
General Account:  An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. For VUL policies, we allocate any Net Premium payments you make during the Free Look period to this account. For SVUL policies, we allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
GMAB Allocation Alternatives:  The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”
GMAB Investment Divisions:  The Investment Divisions currently available as GMAB Allocation Alternatives.
Good Order:  A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guideline Premium Test (“GPT”):  An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Initial Premium Transfer Date:  The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. For SVUL, the Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order. For VUL, the Initial Premium Transfer Date is generally the end of the Free Look period.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.
IRC:  Internal Revenue Code of 1986, as amended.
IRS:  The Internal Revenue Service.
Issue Date: The date we issue the policy as specified on the Policy Data Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Modified Endowment Contract (“MEC”):  A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Deduction Charges:  The monthly contract charge, the Cost of Insurance Charge, the Mortality and Expense Risk charge, the per thousand face amount charge, and any applicable rider charges deducted from your policy’s Cash Value.
Monthly Deduction Day:  The date that we deduct your monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk Charge, the per thousand face amount charge, and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment in Good Order, as if the policy were issued on the Policy Date. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.

Mortality and Expense Risk:  The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).
Net Amount at Risk:  The difference between (i) the Life Insurance Benefit divided by 1.00327, and (ii) the policy’s Cash Value. See "Deductions from Cash Value—Charge for Cost of Insurance Protection” for more information.
Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.
Non-Qualified Policy:  A variable universal life insurance policy that is not a Qualified Policy.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
NYLIFE Distributors:  NYLIFE Distributors, LLC.
NYLIFE Securities:  NYLIFE Securities, LLC.
PIN:  A Personal Identification Number.
Policy:  VUL or SVUL.
Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy's specifications.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.
Policy Proceeds:  The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Portfolio(s):  See “Eligible Portfolios”.
Qualified Plan:  An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy:  A variable universal life insurance policy owned by a Qualified Plan.
SEC:  The Securities and Exchange Commission.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.
Target Premium:  An amount used to determine the sales expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased or other policy changes.
VPSC:  The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.
http://www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy
Fees and Expenses
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within 10 years following your purchase of the policy (or following an increase in Face Amount), you may be assessed a surrender charge equal to the lesser of (a) or (b) where (a) equals 50%
of your total premiums paid under the policy and (b) equals a percentage of the
Surrender Charge Premium applicable to the Policy. The maximum surrender charge is reduced over time.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include sales expense charges (deducted from each premium payment), and charges if you cancel the Guaranteed Minimum Accumulation Benefit (GMAB) Rider
or exercise the Insurance Exchange Rider, the Living Benefits Rider, or the Overloan
Protection Rider.
We also reserve the right to impose partial surrender fees, transfer charges (when you transfer cash value between investment options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Deductions From Premium Payments; Charges Associated with the
Policy – Transaction Charges.

Ongoing Fees and Expenses(annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of Cost of Insurance
Charge, the Monthly Per Thousand of Face Amount Charge, and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification). Other ongoing charges include the monthly contract charge, the Mortality and Expense Risk charge, loan interest,
Flat Extra charges, and certain rider charges. Please refer to your Policy Data Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios (Portfolio
Companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2020 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.14%	1.62%

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy; and Appendix—Eligible Portfolios Available Under the Policy” for our
list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns).

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see, Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see “Summary of Principal Risks of Investing in the
Policy”, “Loans” and “Surrenders—Partial Surrenders—Amount Available for a Partial
Surrender.”

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the fixed account) has its own unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/accumulator. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Plus Account), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see Management and Organization; Financial
Statements; Summary of Principal Risks of Investing in the Policy – Insurance
Company Risks; Risks Affecting Our Administration of Your Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s Cash
Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Termination and Reinstatement; Premiums - Risk of Minimally Funded
Policies.

Restrictions

Investments
•You can select a maximum of 21 Investment Options among the 75 Investment
Divisions (that invest in the Eligible Portfolios), the Fixed Account and/or the DCA
Plus Account.
•The minimum amount that you can transfer is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of
(a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or
(b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios as investment options that are available under the policy.
•If you make more than three transfers within any 60-day period, then any subsequent transfer requests must be made by U.S. mail or overnight courier (not by telephone or electronically).
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see Cash Value- Investment Divisions, the Fixed
Account and the DCA Plus Account; Cash Value - Transfers Among Investment
Divisions, the Fixed Account and the DCA Plus Account; Limits on Transfers and
Appendix—Eligible Portfolios Available Under the Policy” for our list of available
Eligible Portfolios.

Optional Benefits
•If you elect the Guaranteed Minimum Accumulation Benefit (GMAB) Rider, then you must allocate 100% of your premiums to the GMAB Allocation Alternatives. In addition, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers.
•We may change these restrictions in the future.
•We may stop offering an optional benefit at any time.
For more detailed information, see The Policy—Additional Benefits Through Riders
and Options—Guaranteed Minimum Accumulation Benefit Rider.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy – Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else). For these reasons, these investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see Charges Associated with the
Policy—Commissions Paid to Dealers; Distribution and Compensation Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see Tax-Free “Section 1035” Insurance Policy
Exchanges.

Overview of the Policy

1.
Purposes of the Policy
These policies provide permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policies were offered by NYLIAC. The VUL and SVUL policies are no longer offered for sale. The policies offer (1) life insurance protection, (2) a choice of three Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See “Premiums”.
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase or decrease premium payments (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. Your premium payments, less any applicable charges, are allocated to the Investment Options according to your instructions. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Three Life Insurance Benefit Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated. Except as described below, the Life Insurance Benefits are:
Option 1— a benefit that is level and is equal to the policy’s Face Amount.
Option 2— a benefit that varies and is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Option 3— a benefit that varies and is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), is greater than the amount calculated under the option you have chosen. We determine the Life Insurance Benefit as of the date of the insured’s (under VUL) or last surviving insured’s (under SVUL) death. See “Policy Payment Information – Life Insurance Benefit Options” for details.
Changing Your Life Insurance Benefit Option and the Face Amount of Your Policy
With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Decreases in Face Amount can incur surrender charges.
You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the Insured(s), together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new surrender charge period and additional cost of insurance and per thousand of Face Amount charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. (See “Description of the Policy—Additional Benefits Through Riders and Options” for details.)
You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.
See “Policy Payment Information—Changing the Face Amount of Your Policy” and “Policy Payment Information—Changing Your Life Insurance Benefit Option”.
Five-Year No-Lapse Guarantee
The policy offers a five-year no-lapse guarantee. This ensures that your policy will remain in effect during the first five Policy Years (the “guarantee period”), provided that your policy premium payments satisfy the minimum premium test. (See “Termination and Reinstatement—No-Lapse Guarantee” for information on premiums required to pass the test.) This benefit prevents your policy from lapsing during the first five Policy Years, regardless of your account performance. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated unpaid amount. If that amount is not paid, the policy will lapse.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges we deduct, and your premium payments.
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. If you surrender your policy in the first policy year, an additional surrender will apply. See “Description of the Policy – Cash Value” and “Surrenders”.

Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans”.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and Cash Surrender Value by the amount of the partial surrender, plus any applicable partial surrender fee and surrender charge and can reduce your Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. We will not allow a partial surrender (A) if it would reduce the policy’s Face Amount below the minimum Face Amount of $50,000 for VUL policies or $100,000 for SVUL policies, or (B) if it would cause the policy to fail to qualify as life insurance under IRC Section 7702. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Surrenders” for details.
Investment Options
This policy offers you a choice of Investment Options, including 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within limits. You can change the Investment Options in which you invest throughout the life of the policy. Your choices of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy’s Cash Value to such an Asset Allocation Model (SVUL policies only). See “Investment Divisions, The Fixed Account and the DCA Plus Account” and “Funds and Eligible Portfolios” and “Appendix: Eligible Portfolios Available Under the Policy.”
Automated Investment Features
There are five administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging (DCA), Dollar-Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge.”
Policy Split Option (SVUL Policies Only)
You can exchange your SVUL policy, with evidence of insurability, for two equal life insurance policies, one on each of the insureds, within six months of the following two dates: (1) the date that a final divorce decree which terminates the marriage of the insured has been in effect for six months; or (2) the effective date of certain specified changes in (a) the Federal Estate Tax marital deduction, or (b) the level of the Federal estate tax rate. See “Options Available at No Additional Charge – Policy Split Option”.
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits, benefits that waive monthly charges or pay a specified amount in certain situations like disability or accidental death, and protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Additional Benefits Through Riders and Options”.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) toll-free telephone support through the VPSC (1-800-598-2019), and (3) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus. See "How to Reach Us for Policy Services".

A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account and NYLIAC’s claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed.   NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy or making partial surrenders. The charges shown apply to both VUL and SVUL policies unless otherwise indicated. Please refer to your Policy Data Page for information about the guaranteed minimum fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make a partial surrender, transfer Cash Value between Investment Options, or exercise certain rider options.
TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed Maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed Maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]
Tax Charges:	When premium payment is applied	All taxes may vary over time. Guaranteed Maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).
State Premium Tax Charge		Current: 2% of premiums paid
Federal Tax Charge
•Non-Qualified Policy		Current: 1.25% of premiums paid
•Qualified Policy		None
Deferred Sales Charge
•Surrender[3]
On Surrender or lapse in first 10
years,
On Face Amount decreases within
10 years,
After a Surrender or lapse in first 10
years after the increase, or decrease
in Face Amount in first 10 years after
the increase[5]

VUL[4]:
Minimum and Maximum Guaranteed
Charge: $7.39—$42.49 per $1000 of
Face Amount
Minimum and Maximum Current
Charge: $7.39—$42.49 per $1000 of
Face Amount
SVUL[4]:
Minimum and Maximum Guaranteed
Charge: $10.16—$43.42 per $1000
of Face Amount
Minimum and Maximum Current
Charge: $10.16—$43.32 per $1000
of Face Amount

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, and Preferred rating) for a $250,000 Face Amount		$19.05 per $1000 of Face Amount
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		$19.05 per $1000 of Face Amount
Maximum Guaranteed Charge for a Representative Investor (Male/Female, Age 55/50, and Preferred rating) for $1M Face Amount:		$21.63 per $1000 of Face Amount
Current Charge for a Representative Investor (Male/Female, Age 55/50, and Preferred rating) for $1M Face Amount:		$21.63 per $1000 of Face Amount
Surrender Charges
•Contract Surrender Charge During First Policy Year	Surrender or lapse in first year	Guaranteed Maximum: $220[5]
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25[6] Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 within a Policy Year Current: $0
Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value
Insurance Exchange Rider Payment (VUL Only)	When you exercise the benefit
A payment equal to 103% of the
excess amount of the Cash
Surrender Value of the new policy
over the Cash Surrender Value of
the existing policy at the time of
exercise If there is no excess
amount, the one-time fee will not be
charged. (one time)[7]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Overloan Protection Rider Fee	When you exercise the benefit
VUL: Percentage of policy Cash
Value that varies by Attained Age of
Insured (one time)
SVUL: Percentage of policy Cash
Value that varies by Issue Age, Class
and Sex of the Insureds and by Face
Amount (one time)
Guaranteed Maximum: 5% of the
Policy’s Cash Value (VUL); 4.5% of
the Policy’s Cash Value (SVUL)
Minimum Guaranteed: 2% of the
Policy’s Cash Value

1
Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2
Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3
Exceptions to Surrender Charge:

We will not deduct a surrender charge if:
•
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
•
We pay proceeds upon the death of the insured;
•
We pay a required Internal Revenue Service minimum distribution; or
•
The policy is out of the surrender charge period.
4
For VUL, the Guaranteed Maximum charge illustrated above is for a Male, Age 80, Standard Rating and a $100,000 Face Amount. For SVUL, the Guaranteed Maximum charge illustrated above is for two insureds, both Male, Age 80, Standard Rating and a $100,000 Face Amount. Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. For VUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 71% for Policy Year 6; 67% for Policy Year 7; 64% for Policy Year 8; 60% for Policy Year 9, 56% for Policy Year 10 and 0% for Policy Year 11 and beyond. For SVUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 91% for Policy Year 1; 84% for Policy Year 2; 77% for Policy Year 3; 71% for Policy Year 4; 66% for Policy Year 5; 61% for Policy Year 6; 57% for Policy Year 7; 53% for Policy Year 8; 49% for Policy Year 9, 46% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy—Transaction Charges—Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular charges as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5
The calculation of the amount and applicable Surrender Charge Period for the Surrender Charge after a Face Amount increase will begin on the effective date of that increase. See “Deferred Sales Charge” above.
6
The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 — monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date].
7
If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.
The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolio’s fees and expenses.

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Age 100	Guaranteed Maximum: $35 per month[1] Current: $35 per month[2]
Cost of Insurance Charge[3,4] (VUL)	Monthly to Age 100	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.015— $83.33 Minimum and Maximum Current Charge: $0.015— $83.33
Maximum Guaranteed Initial Charge for a Representative Investor (Male, Age 40, and Preferred rating) for a $250,000 Face Amount		$0.12176 per month for the first Policy Year
Current Initial Charge for a Representative Investor (Male, Age 40, and Preferred rating) for a $250,000 Face Amount		$0.01874 per month for the first Policy Year
Cost of Insurance Charge[3,4] (SVUL)	Monthly to Age 100 of the younger insured	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.00002— $83.33 Minimum and Maximum Current Charge: $0.00002— $83.33
Maximum Guaranteed Initial Charge for a Representative Investor (Male/Female, Age 55/50, and Preferred rating) for $1M Face Amount		$0.00129 per month for the first Policy Year
Current Initial Charge for a Representative Investor (Male/Female, Age 55/50, and Preferred rating) for $1M Face Amount		$0.00129 per month for the first Policy Year
Mortality & Expense Risk Charge	Each Monthly Deduction Day	Charged as annual percentage of Separate Account Value Guaranteed Maximum: 0.75% Current:

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
		Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21+
		< $25,000	0.55%	0.55%	0.40%	0.35%
		$25,000– $49,999	0.55%	0.50%	0.35%	0.30%
		$50,000– $74,999	0.55%	0.45%	0.30%	0.25%
		$75,000– $99,999	0.55%	0.40%	0.25%	0.20%
		$100,000– $149,999	0.55%	0.35%	0.20%	0.15%
		$150,000 or greater	0.55%	0.30%	0.15%	0.15%
Per Thousand Face Amount Charge (VUL)[3]	Monthly	Charge per $1000 of Face Amount[5] Guaranteed Maximum: $1.4945 per month Minimum Guaranteed: $0.03013 per month
Guaranteed Initial Charge for Representative Investor (Male Age 40, preferred rating):		$0.11362 (Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)
Per Thousand Face Amount Charge (SVUL)[3]	Monthly for Each Insured	Charge per $1000 of Face Amount[6] Guaranteed Maximum: $0.70975 per month Minimum Guaranteed: $0.0448 per month
Guaranteed Initial Charge for a Representative Investor (Male/Female, Age 55/50, Preferred):		$0.13278 (Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[10]	Annual charge rate as percentage of the loan balance Guaranteed Maximum: 6% Current: 3%[7]
Riders (VUL)
•Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]
•Life Extension Benefit Rider[3]	Monthly beginning at age 90	Charged as a percentage of Cost of Insurance Charge Minimum and Maximum Guaranteed Charge: 1%—73% Minimum and Maximum Current Charge: 1%—73%

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		47% for the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		47% for the first Policy Year
•Spouse’s Paid-Up Insurance Purchase Option Rider	N/A	No Charge
•Guaranteed Insurability Rider (GIR)[3]	Monthly until rider expires	Charge per month per $1000 of GIR Face Amount Minimum and Maximum Guaranteed Charge: $0.04—$0.46 Minimum and Maximum Current Charge: $0.04—$0.46
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		$0.23 in the first Policy Year.
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		$0.23 in the first Policy Year.
•Monthly Deduction Waiver Rider[3]	Monthly until rider expires
Charged as an annual percentage of Monthly Deduction
Minimum and Maximum Guaranteed Charge: 8%—231% (for
policies applied for on or after May 1, 2014); 8%—77% (for policies applied for before May 1, 2014)
Minimum and Minimum Current Charge: 8%—231% (for policies
applied for on or after May 1, 2014); 8%—77% (for policies applied for before May 1, 2014)

Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		11% for the first Policy Year.
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		11% for the first Policy Year.[11]
•Accidental Death Benefit (ADB) Rider[3]	Monthly until rider expires
Charge per $1000 of ADB Face Amount per month
Minimum and Maximum Guaranteed Charge: $0.05— $0.45 per
month (for policies applied for on or after May 1, 2014); $0.05—
$0.15 (for policies applied for before May 1, 2014)
Minimum and Maximum Current Charge: $0.05 — $0.45 per
month

Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred, Nonsubstandard Rating)		$0.06 per month for the first Policy Year

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		$0.06 per month for the first Policy Year
•Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Rider Face Amount
•Term Insurance on Other Covered Insured (OCI) Rider[3]	Monthly until rider expires	Charge per $1000 of OCI Face Amount Guaranteed Minimum and Maximum Charge: $0.015—$83.33 Minimum and Maximum Current Charge: $0.00326—$83.33
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred Nonsubstandard Rating)		$0.12176 in the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		$0.012 in the first Policy Year
•Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
•Waiver of Specified Premium (WSP) Rider[3]	Monthly until rider expires	Charge per $1000 of WSP Amount per month Guaranteed Minimum and Maximum Charge: $26.00—$217.50 per month Minimum and Maximum Current Charge: $26.00—$217.50 per month
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred Nonsubstandard Rating)		$53.00 per month
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating)		$27.70 per month
Riders (SVUL)
•Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]
•Life Extension Benefit Rider[3]	Monthly after younger insured attains age 90	Charged as a percentage of Cost of Insurance Charge Minimum and Maximum Guaranteed Charge: 1%—131% Minimum and Maximum Current Charge: 1%—131%
Maximum Guaranteed Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Nonsubstandard Rating)		68% for the first Policy Year

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Current Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Rating)		68% for the first Policy Year
•Level First-to-Die Term Rider[3]	Monthly until rider expires	Charge per $1000 of Term Insurance Face Amount Minimum and Maximum Guaranteed Charge: $0.08—$83.33 Minimum and Maximum Current Charge: $0.08—$83.33
Maximum Guaranteed Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Nonsubstandard Rating)		$0.69 for the first Policy Year
Current Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Rating)		$0.1024 for the first Policy Year
•Estate Protection Rider (EPR)[3]	Monthly until rider expires	Charge per $1000 of EPR Face Amount Guaranteed Minimum and Maximum Charge: $0.00455—$83.33333 Minimum and Maximum Current Charge: $0.00455—$83.33333
Maximum Guaranteed Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Nonsubstandard Rating)		$0.00461 for the first Policy Year
Current Charge for a Representative Investor: (Male/Female, Age 55/50, Preferred Rating)		$0.00439 for the first Policy Year
•Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
1
Guaranteed monthly contract charges are reduced to $15 in Policy Years 2 and beyond.
2
Current monthly contract charges are reduced to $15 in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
3
This cost varies based on characteristics of the insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
4
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on "Definitions" and "Charges Associated with the Policy—Deductions from Cash Value—Charge for Cost of Insurance Protection."
5
Current charges are reduced in Policy Years 11 to 20 and are 0.00% thereafter for all risk classes.
6
Current charges are reduced in Policy Years 11 to 30 and are 0.00% thereafter for all risk classes.
7
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond. For policies issued before May 1, 2012, the current loan interest rate is 4.00% in Policy Years 1 – 10 and is reduced to 3.00% in Policy Years 11 and beyond.

8
This rider is not available with Life Insurance Benefit Option 3 or with policies with substandard ratings.
9
In addition to the charge listed above, you must make certain premium payments — the monthly Guaranteed Minimum Death Benefit (GMDB) premium — into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect.
10
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
11
The charges for the Monthly Deduction Waiver Rider are calculated as percentages of the Monthly Deduction Charges. As such, the percentage charges cited in the table reflect both the percentages for each Monthly Deduction Charge and the cumulative annual Monthly Deduction Charges.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2020. Portfolio expenses may change from year to year, and hence, may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Fund Expenses (expenses that are deducted from Fund Assets)[1]	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses (expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses)	0.14%	1.62%
Net Annual Fund Companies’ Operating Expenses (expenses that are deducted from Fund Company assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.23%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2020. This information is provided by the Funds and their agents. The information is based on 2020 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2022.

Summary of Principal Risks of Investing in the Policy

Many benefits of the NYLIAC VUL and SVUL life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. See “Overview of the Policy—3. Summary of Primary Features.” Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section above.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Eligible Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some Eligible Portfolios are riskier than others. We do not guarantee the investment performance of the Investment Divisions or Eligible Portfolios. You bear the entire investment risk for all amounts allocated to the Separate Account Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.
Not a Short-Term Investment
In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders. (See “Loans”, and “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender”.)
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.
Risk of Lapse (especially on minimally-funded policies)
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no-lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.
Risk of Lapse from Policy Loans
The larger a policy loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.
Limitations on Access to Cash Value (Liquidity Risk)
The Policy is generally not a liquid investment. Surrender charges will apply during the first ten Policy Years (and during the ten years following a Face Amount increase). The policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Cash Value through full and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on policy benefits, increased risk of policy lapse, and administrative requirements.
A withdrawal will reduce your policy’s Cash Value by the amount withdrawn plus any applicable charges. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deduction Charges, your policy may lapse and terminate. A withdrawal may also reduce your policy’s Face Amount and may have adverse tax consequences.
Accessing Cash Value through policy loans also has costs, increases the risk of policy lapse, may have adverse tax consequences, and may negatively impact your Cash Value and other policy benefits.
Tax Risks
The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges stated in your policy. (See “Table of Fees and Expenses” for more information.)
Potentially Harmful Transfer Activity
This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
increased administrative and Fund brokerage expenses; and/or

•
dilution of the interests of long-term investors.
An Eligible Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)
Insurance Company Risks; Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
Management And Organization

Insurer
New York Life Insurance and Annuity Corporation (“NYLIAC”)
(a wholly owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010
Your Policy
The VUL and SVUL policies were offered by NYLIAC but are no longer offered for sale. However, we still accept additional premiums under existing policies. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). The policies offer (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. For SVUL policies only, you may also continue to allocate your policy's Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy's Cash Value to such a Model.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.
Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.

About the Separate Account
NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.
The Separate Account currently includes the 75 Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
•
add, close, substitute, or remove any Investment Division (and the shares of an associated Eligible Portfolio);
•
create new separate accounts;
•
combine the Separate Account with one or more other separate accounts;
•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•
deregister the Separate Account under the 1940 Act;
•
manage the Separate Account under the direction of a committee or discharge such committee at any time;
•
transfer the assets of the Separate Account to one or more other separate accounts;
•
restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and
•
change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.
The Fixed Account and the DCA Plus Account
The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
How To Reach Us For Policy Services
You can reach us by mail, by telephone or online.
Written Service Requests
Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.
All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Telephone Service Requests
For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).
Online Service at www.newyorklife.com
Through www.newyorklife.com, you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (See “Description of the Policy-Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com available at our discretion. In addition, availability of online service may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Currently, online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
•
e-mail your registered representative or the VPSC;
•
obtain current policy values;

•
transfer assets between investment options;
•
change the allocation of future premium payments;
•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
establish a new or modify an existing Automatic Asset Rebalancing arrangement;
•
change your phone number or e-mail address;
•
view and update beneficiary information;
•
update your Client Profile or Investor Profile; and
•
enroll in electronic delivery of select policy mailings and notifications.
The online service www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com after login.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and make transfers among Investment Divisions and/or the Fixed Account, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. You may also authorize your registered representative to make transfers among Investment Divisions and/or the Fixed Account by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.
Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from your registered representative to make Interest Sweep, Dollar Cost Averaging (DCA), DCA Plus, and DCA Extension updates (if applicable). Only your registered representative can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.
To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and the DCA Plus Account” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Information Systems Failures And Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks From Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Funds And Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
Specific information regarding the Portfolios of each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-advisor; (4) current expenses; and (5) investment performance, is available in the Appendix: Eligible Portfolios Available Under the Policy. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.
We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of

Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any available Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the available Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios or available Asset Allocation Model you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios’ levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment selections should be based on a thorough investigation of all the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. As described more fully below, the Asset Allocation Models are not available for selection as of May 1, 2020. You may, however, continue to allocate all or a portion of your Cash Value to an available Asset Allocation Model, if any portion of your Cash Value is currently allocated to such a Model. For factors bearing on the continued allocation to an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. You may also continue to allocate your policy's Cash Value in accordance with an available Asset Allocation Model (for SVUL policies only) at no extra charge, provided you already allocated a portion of your Cash Value to such a Model.

The Investment Divisions offered through the policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, full and partial surrenders,  and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, full and partial surrenders,  and benefit payments from the portfolio.
Executive Order 13959 – Investments in Communist Chinese Military Companies
A November 2020 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese military companies (“covered securities”). This applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions in the Policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.
In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by November 11, 2021. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.
Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.
Asset Allocation Models
We have elected to discontinue the Asset Allocation Model program which was available to SVUL policies. As of May 1, 2020, you were not allowed to select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your Cash Value to such Model. We will not reallocate your Cash Value or change your premium allocation instructions in response to these changes, unless you direct us to do so. If you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model. If you want to reallocate your Cash Value, you will need to send a transfer request to the VPSC at one of the addresses listed on the first page of this prospectus or request a transfer by any other method we make available.
Information for Policyholders Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static, meaning that the underlying Investment Divisions within each Model will not change over time, but gains and/or losses from the Funds in a Model will cause the model’s original percentages to shift. If you elected the Automatic Asset Rebalancing (“AAR”) feature, amounts allocated to a model will be rebalanced to reflect the Model’s original percentages. For SVUL policies applied for on or after May 1, 2018 with a Cash Value of $2,500 or more, amounts allocated to the Model will be automatically rebalanced on an annual basis using the AAR option. If you wish to rebalance your allocations more frequently than annually, or if you would like to opt out of the AAR option, you may do so at any time by calling us toll-free at 1-800-598-2019, or by notifying us in writing. See "Description of the Policy-Options Available at No Additional Charge-Automatic Asset Rebalancing" for more information. In addition, the Investment Divisions and allocation percentages for a Model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Cash Value or premium reallocated.
If you wish to continue to allocate your policy’s Cash Value to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions. You, along with your registered representative, are responsible for your decision to continue to allocate your policy’s Cash Value to the Asset Allocation Models. You should continue to review the Asset Allocation Model you have selected periodically to determine whether it is still appropriate for you.
Restrictions and Transfers
Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar-Cost Averaging option if you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. See “Description of the Policy-Additional Benefits Through Riders and Options-Guaranteed Minimum Accumulation Benefit Rider-Rider Eligibility and Investment Restrictions” for more information.
You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that rider. If you wish to remove funds from your current Asset Allocation Model you may do so by calling us toll-free at 1-800-598-2019, logging in online at www.newyorklife.com, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Although each Investment Division within a selected Asset Allocation Model will be counted toward the maximum of 21 permitted Investment Options, all transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elected to allocate your Net Premium payments to the DCA Plus Account, we will continue to make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the available Asset Allocation Models.

Investment Risks Associated with the Asset Allocation Models
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, could be less effective if your circumstances change over time.
In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.
Changes to Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC ("QS Investors"), an indirect wholly-owned, independently operated subsidiary of Franklin Resources, Inc. (the “QS Models”). New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS Investors provided research and business support services relating to the QS Models and selected the Investment Divisions to populate each Model from information that we provided about the available Investment Divisions. We are QS Investors’ sole client with respect to the QS Models. Furthermore, QS Investors designed the QS Models for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the QS Models available for use in connection with the policy. The QS Models are designed and intended for use within the context of relationships between registered representatives and their clients.
QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the QS Models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investments was also subject to competing interests that may have impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models because they constitute preponderance of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS and NYL Models.
The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
LMPFA’s affiliated subadviser QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.
For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds and receives a management fee from the fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.
Investment Return
The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.
We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before May 1, 2012, this rate will never be less than an annual rate of 3%. For policies issued on or after May 1, 2012, this rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium payment paid into the DCA Plus Account will receive one rate of interest for the entire time it is in the DCA Plus Account. Interest accrues and is credited daily.
Voting
We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. To the extent required by any applicable SEC order, any shares beneficially owned by NYLIAC or its affiliates will also be proportionately voted in accordance with those instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated With The Policy

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)
Deductions From Premium Payments
When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.
Sales Expense Charge
•
Target Premium—We deduct, from any premium payment, a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.
•
Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In Policy Years 11 and beyond, we currently deduct 4.25% of premium payments up to the Target Premium.
•
Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and beyond.
•
Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% of any additional premiums paid in all policy years.
•
Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.
The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.
•
Payments in Excess of Target Premium
As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Target Premium Threshold, we will deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and beyond) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would, once again, be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and beyond) up to the Target Premium for that Policy Year.
For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:
•
If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0175 or $8.75.

•
If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.
The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.
•
Effect of Step-Down in Sales Expense Charges at Policy Years 6 and Beyond
As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:
•
If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:
a)
4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus
b)
1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.
The total annual sales expense charge deducted in Policy Year 5 would be $56.25.
•
If, instead, you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:
a)
4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus
b)
0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.
The total annual sales expense charge deducted in Policy Year 6 would be $51.25.
The difference in total annual sales expense charges deducted—$56.25 versus $51.25—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.
As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.
State Premium Tax Charge
We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.
Federal Tax Charge
For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.
Deductions From Cash Value
Each month, we will deduct a monthly contract charge, a monthly Cost of Insurance charge, a Mortality and Expense Risk charge, a per thousand face amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation option, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.
We currently deduct a monthly contract charge of $35 per month in Policy Year 1, $15 per month in Policy Years 2-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $35 per month in Policy Year 1 and $15 per month in Policy Years 2 and beyond.
Charge For Cost Of Insurance Protection
On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:
(1)
Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;
(2)
Is the number of thousands of Life Insurance Benefit divided by 1.00327; and
(3)
Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, and the monthly cost of any riders are subtracted).
The Net Amount at Risk is (2) minus (3).
The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the monthly cost of insurance charge due to an insured's circumstances including, but not limited to his or her medical condition, occupation, motor vehicle or aviation record. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge for the initial Face Amount separately from the cost of insurance charge for any increase in the policy's Face Amount. If you request and we approve an increase to your policy's Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured's age and circumstance at the time of the increase. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.
Mortality And Expense Risk Charge
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk Charge from the Separate Account Value as of that day. This charge varies based on the Separate Account Cash Value and the policy duration.

•
Current—We currently deduct a monthly Mortality and Expense Risk charge based on Separate Account Cash Value and policy duration. The charge ranges from 0.55% per year in Policy Year 1 to as low as 0.15% in Policy Years 21 and later.
•
Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.
If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.
Monthly Per Thousand Face Amount Charge
We currently deduct a monthly per thousand face amount charge during the first 20 Policy Years for VUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We currently deduct a monthly per thousand face amount charge during the first 30 Policy Years for SVUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We guarantee that the per thousand face amount charge will never exceed $1.4945 per thousand of face amount for VUL during the first 20 Policy Years and will be $0 thereafter. We guarantee that the per thousand charge will never exceed $0.70975 per thousand of face amount for SVUL during the first 30 Policy Years and will be $0 thereafter. We separately calculate the monthly per thousand face amount charge (including its duration) for the initial Face Amount and any increase in the Face Amount.
Rider Charges
Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)
Expense Allocation Option
With the Expense Allocation option, you choose how to allocate deductions from your Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand face amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.
If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.
Because the available Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.
Separate Account Charges
Charges For Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
Transaction Charges
Surrender Charges
The Surrender Charge is in addition to the Sales Expense Charge. Your policy may be subjected to a surrender charge if you take any of the following actions during the first 10 policy years:
(a)
You fully surrender your policy;
(b)
You request a Face Amount decrease;
(c)
You request a partial surrender that results in a Face Amount decrease; or
(d)
You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.
In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges will apply to the amount of the increase for the first 10 years after the increase is made.
The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. The Surrender Charge Premium is shown on your Policy Data Page. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.
	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%
For example, for VUL, a Male insured age 40, Preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $8,108 for a Face Amount of $400,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:
(a) =
50% of $10,000 = $5,000; and
(b) =
94% of Surrender Charge Premium = $7,621.52.
Since (a) is less than (b), the Surrender Charge would be $5,000.
If the policy remains in force, no Surrender Charge is assessed.

For example, for SVUL a Male insured age 55 and a Female insured age 50, both Preferred class, with a planned annual premium of $15,000 and a Surrender Charge Premium of $23,770 for a Face Amount of $1,000,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $7,500 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:
(a) =
50% of $15,000 = $7,500; and
(b) =
91% of Surrender Charge Premium = $21,630.70.
Since (a) is less than (b), the Surrender Charge would be $7,500.
Surrender Charges On Transactions Resulting In A Face Amount Decrease
If, during the first 10 policy years, you request (i) a Face Amount decrease, (ii) a partial surrender that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease, we will deduct a surrender charge if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.
EXAMPLE – Insured Age 40
Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250
Surrender Charges After A Face Amount Increase
If you increase your policy’s Face Amount (other than an increase resulting from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age for VUL, and the insureds’ ages for SVUL, on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original Face Amount of your policy.
If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:
(1)
based on the surrender charge associated with the last increase in Face Amount;
(2)
based on each prior increase, in the reverse order that the increases occurred; and
(3)
based on the initial Face Amount.
First-Year Lapse/Reinstatement Charge
In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is subsequently reinstated. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $220.

Partial Surrender Fee
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.
Transfer Fee
We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.
Loan Charges
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective loan interest rate of 4% in Policy Years 1 – 10, which is reduced to 3% in Policy Years 11 and beyond.  We may increase or decrease this rate but we guarantee that the rate will never exceed 6% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans.
When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)
Rider Charges
A monthly charge will be deducted if any of the following riders are in effect for VUL: Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider, or the Waiver of Specified Premium Rider. A monthly charge will be deducted if any of the following riders are in effect for SVUL: Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider, the Level First-to-Die Term Rider, the Estate Protection Rider, or the Guaranteed Minimum Accumulation Benefit Rider.
•
For VUL, the current periodic charges for the Guaranteed Minimum Death Benefit, Rider, the Life Extension Benefit Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Term Insurance on Other Covered Insured Rider, and the Waiver of Specified Premium Rider will vary based on the characteristics of the insured.
•
For SVUL, the current periodic charges for the Guaranteed Minimum Death Benefit, Rider, the Life Extension Benefit Rider, the Level First-to-Die Term Rider, and the Estate Protection Rider will vary based on the characteristics of the insured.
•
The current annual charge rate for the GMAB Rider will be set by us, at least once a year.
A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider (VUL Only). The current one-time fee to elect the benefit for Insurance Exchange and the Overloan Protection Riders will vary.
•
The current one-time fee the Insurance Exchange Rider is based on 103% of the excess amount of the Cash Surrender Value of the new policy over the Cash Surrender Value of the existing policy at the time of exercise. If there is no excess amount, the one-time fee will not be charged.

•
The current one-time fee for the Overloan Protection Rider is based on a percentage of the Cash Value and the attained age of the Insured.
•
The current one-time fee for the Living Benefits Rider is $150.
The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
Commissions Paid To Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is a percentage of planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial Face Amount of $250,000.) Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond. For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial Face Amount of $1,000,000.)
The commissions, service fees and other compensation described above are not deducted directly from your policy’s cash value. Rather NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.

Description Of The Policy

The Parties
There are three important parties to the Policy: the policyowner(s), the insured(s), and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:
•
increase/decrease the Face Amount
•
choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)
•
elect/add/delete riders
•
change a beneficiary
•
choose/change underlying Investment Options
•
take a loan against or take a partial surrender from the Cash Surrender Value of the policy.
The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.
INSURED(S): The person whose life is insured under the policy. This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.
Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The policy provides life insurance protection on the named insured (under VUL) or insureds (under SVUL). We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies.
The policy offers:
(1)
flexible premium payments where you decide the timing and amount of the payment;
(2)
a choice of three Life Insurance Benefit Options;
(3)
access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits);
(4)
the ability to increase or decrease the policy’s Face Amount of insurance (within limits);

(5)
a guarantee that the policy will not lapse during the first 5 Policy Years if the specified minimum monthly premiums have been paid and it passes the minimum premium test;
(6)
additional benefits through the use of optional riders; and
(7)
a selection of premium and expense allocation options, consisting of 75 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate. For SVUL policies only, you may also continue to allocate your policy's Cash Value to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your Policy's Cash Value to such a Model.
How The Policy is Available
The policy was available as a Non-Qualified Policy or a Qualified Policy for VUL. For SVUL policies, this policy was only available as a Non-Qualified Policy. We issued Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies. The policy was only available on the basis of full medical underwriting.
Policy Premiums
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)
Cash Value
The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:
•
the amount and frequency of the premium payments;
•
the investment experience of the Investment Divisions you choose;
•
the interest credited on the amount in the Fixed Account and DCA Plus Account;
•
the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
•
the amount of charges we deduct.
The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)
Investment Divisions, the Fixed Account, and DCA Plus Account
We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among 75 Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your Net Premium payments to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your policy’s Cash Value to such a Model(SVUL policies only). If you do so, each Investment Division within the Asset Allocation Model selected will be counted toward the maximum of 21 permitted Investment Options.

Amount In The Separate Account
We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.
We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.
Amount In The Fixed Account and and the DCA Plus Account
You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.
The amount you have in the Fixed Account and/or DCA Plus Account equals:
(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;
plus
(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);
plus
(3) any interest credited to the Fixed Account and/or DCA Plus Account;
less
(4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;
less
(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;
less
(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.
Transfers Among Investment Divisions, The Fixed Account And and the DCA Plus Account
You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 75 Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also continue to allocate your policy's Cash Value to an available Asset Allocation Model, provided you have already allocated a portion of your policy's Cash Value to such a Model (SVUL policies only). If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See "The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.")
You can request a transfer under the following conditions:
•
Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply under a VUL policy if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.
•
Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.
Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.
•
Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases where you have reached the Maximum Transfer amount outlined above).
•
Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.
How to request a transfer:
(1)
submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or
(3)
make your request online by logging into www.newyorklife.com.
We do not currently accept faxed or e-mailed transfer requests; however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf
•
restrict the method of making a transfer
•
charge you for any redemption fee imposed by an underlying Fund
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests transfers—either by telephone or electronically—into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on Portfolio management, such as:
a)
impeding a Portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Eligible Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Options Available At No Additional Charge
Dollar-Cost Averaging
Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).
You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.
You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have previously selected an available Asset Allocation Model as your premium allocation. However, you have the option of alternating between Dollar Cost Averaging and Automatic Asset Rebalancing. Dollar Cost Averaging is not available when the DCA Plus Program is in place.
Dollar-Cost Averaging Plus Account (May Be Discontinued At Any Time)
The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you have previously selected an available Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. Subsequent premium payments received during the twelve month DCA Plus period will be allocated similarly unless you direct us otherwise.
The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate, but will never be less than an annual rate of 3% for policies issued before May 1, 2012 and 2% for policies issued on or after May 1, 2012. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues and is credited on a daily basis. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, all or a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the balance in the DCA Plus Account on a transfer date falls below $100, whichever is sooner.
Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthiversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%
The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2020 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2020, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2020 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.
You cannot make transfers into the DCA Plus Account.
Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.
You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.
Automatic Asset Rebalancing (AAR)
If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and the DCA Plus Account are excluded from AAR.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.
You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.
Interest Sweep
You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar-Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the available Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.
Expense Allocation Option
At any time, you can choose how to allocate certain Monthly Deduction Charges from your Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Expense Allocation is only available from the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division. Because the available Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.

Policy Split Option (SVUL Policies Only)
You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds, within 6 months of the following two dates:
(1)
the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or
(2)
the effective date of a change in the Federal tax law which results in:
(a)
a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or
(b)
a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.
In order to request a policy split, you must send a written request in Good Order to VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request in Good Order:
(1)
Both insureds must be living;
(2)
Each new policy will be a variable adjustable life policy which is being offered by us on the date of the exchange; and
(3)
An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.
See the SAI for more information about the Policy Split Option.
Additional Benefits Through Riders And Options
Subject to jurisdictional availability, you can apply for these additional benefits by selecting one or more optional riders.
With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse’s Paid-Up Insurance Purchase Option Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Insurance Exchange Rider, the Monthly Deduction Waiver, the Term Insurance on Other Covered Insured Rider and the Waiver of Specified Premium Rider are available only on VUL policies and the Estate Protection Rider and Level First-to-Die Term Rider are available only on SVUL policies. The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider, Overloan Protection Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. The Living Benefits Rider (for SVUL) can only be elected after the first death of an insured. See "State Variations" for a list of riders (if any) that are not available in your state. Please note that the examples provided below are intended to illustrate the operation of the riders. The rates and values actually applicable to your policy will vary from those presented.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Five-Year No-Lapse Guarantee	Guarantees that the policy will not lapse during the first five Policy Years if it passes a minimum premium test.	Standard	•Requires that you pay certain premiums (less any loans and partial surrenders) into the policy. •Terminates upon your fifth policy anniversary.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Guaranteed Minimum Death Benefit (GMDB) Rider
This rider guarantees that
your policy will not lapse
even if the policy’s Cash
Surrender Value is
insufficient to cover the
current Monthly Deduction
Charges by waiving all policy
charges that exceed the
Cash Value. (This is a type of
Rider-Based No-Lapse
Guarantee).
Optional
•Only available at policy
issue.
•This rider requires that you
pay certain premiums (less
any loans and partial
surrenders) into the policy.
•This rider limits your ability
to take policy loans.
•The benefit period is up the
insured’s age 100 (under
VUL) or the younger
insured’s age 100 (under
SVUL).
•During the first five policy
years, this rider’s waiver of
charges will replace any
benefit under the policy’s
no-lapse guarantee.
•While monthly deduction
charges are being waived
under the Monthly
Deduction Waiver rider, you
will not be charged for, or
receive any benefit under,
this rider.
•The waiver of charges will
not extend beyond age
100.

Living Benefits Rider (also known as Accelerated Death Benefits Rider)	Advances a portion of the Policy Proceeds benefit upon insured (under VUL) or last surviving insured (under SVUL) having a life expectancy of 12 months or less.	Optional
•Minimum payment is
$25,000.
•Maximum payment is
$250,000 (total for all
NYLIAC and affiliated
companies’ policies).
•Under the VUL Policy, the
rider election can be made
at any time. Under the
SVUL Policy, the rider can
only be elected after the
first death of an insured.
•If you accelerate less than
100% of the eligible
proceeds, the remaining
Face Amount of your policy
after we pay this benefit
must be at least $50,000.
We do not permit any
subsequent acceleration.
•A payment under this rider
will reduce your policy’s
Face Amount, rider death

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
benefits, Monthly Deductions Charges, Cash Value, and any unpaid policy loan. •There is a $150 administrative fee to exercise the rider. •Not available on Qualified Policies.
Life Extension Benefit Rider
This rider provides that on
the policy anniversary on
which the insured (under
VUL) or younger insured
(under SVUL) is age 100, the
death benefit will be the Life
Insurance Benefit (rather
than the Cash Value).
Optional
•Only available to insureds
who are Issue Age 0-75.
•The monthly charge will be
deducted beginning on the
policy anniversary on
which the insured is age 90
(under VUL) or younger
insured is or would have
been age 90 (under
SVUL).

Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only)	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.	Standard	•The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of (1) the maximum amount of the Policy Proceeds (before any unpaid loan is deducted), or (2) $5,000,000.
Accidental Death Benefit Rider (VUL Policies Only)	This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.	Optional
•We will pay the additional
death benefit only if the
Primary Insured dies within
one year of such accident.
•No benefit is payable under
the rider if the death of the
insured occurs before the
insured’s first birthday or
after the policy anniversary
on which the insured is age
70.

Children’s Insurance Rider (VUL Policies Only)	Provides a level term insurance benefit on a child, stepchild, or legally adopted child (a “covered child”).	Optional
•No child is covered until the
15th day after birth.
•A covered child can be no
older than age 18 at the
time of issue.
•Coverage ends on the
policy anniversary when
the child is age 25 or the
Primary Insured is or would
have been age 65.

Guaranteed	Provides right to increase		•Only available to insureds

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Insurability Rider (VUL Policies Only)	Face Amount or purchase new policy without evidence of insurability on specified option dates.	Optional	who are Issue Age 0-43. •Additional insurance amount is limited to lesser of $150,000 or a multiple of the Face Amount. •Rider ends at age 46.
Insurance Exchange Rider (VUL Policies Only)	This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy.	Standard
•Not included if the GMAB
Rider is elected.
•You must provide evidence
of insurability on the new
insured and have an
insurable interest in the
new insured.
•You may be required to
make a payment to
exercise this rider.
•Exercising this rider will
have tax consequences.
•This rider may be
exercised only once.

Monthly Deduction Waiver Rider (VUL Policies Only)
This rider provides for the
waiver of Monthly Deduction
Charges if the insured
becomes totally disabled for
at least six consecutive
months. We will waive your
Monthly Deduction Charges
as long as the disability
continues
Optional
•Only available to insureds
who are Issue Age 0-59
•If disability begins after
age 60 and before age 65,
deductions will be waived
to age 65.
•If there is no disability at
all, the rider ends at age
65.
•If you elect this rider, you
may not elect the Waiver of
Specified Premium rider.
•We require proof from time
to time that the insured is
disabled.

Term Insurance on Other Covered Insured (OCI) Rider (VUL Policies Only)	Provides term insurance on one or more members of the primary insured’s immediate family.	Optional
•The minimum amount of
term insurance that you
can apply for under this
rider is $25,000
•The term insurance under
this rider ends when the
Primary Insured dies, if the
base policy ends, and
when the Primary Insured
is age 100.

Overloan Protection Rider	When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender	Standard if the GPT is elected as the policy’s Life Insurance Qualification Test (Subject to state availability)	To activate this rider, the following conditions must be met: •The policy must be in effect for at least 15 years.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.
•The insured (younger
insured for SVUL) must be
at least age 75.
•The Life Insurance Benefit
Option elected under the
base policy is Option 1.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time
rider charge.
•Activation of the rider
cannot cause the policy to
violate the GPT at any
duration.
•Exercising this rider may
cause the policy to become
a modified endowment
contract (MEC). (For a
discussion of these rules,
see “Federal Income Tax
Considerations—Modified
Endowment Contract
Status”).
•Activation results in certain
changes to your policy,
including changes to the
face amount and Life
Insurance Proceeds. In
addition, all other riders will
end, all Cash Value will be
transferred to the fixed
account, and your ability to
make other policy changes
will be limited.

Waiver of Specified Premium (WSP) Rider (VUL Policies Only)
This rider will pay, on each
Monthly Deduction Day, a
specified premium amount
(the “WSP Amount”) into the
policy if the insured suffers
from a total disability (lasting
at least six (6) consecutive
months) while the WSP Rider
is in force.
Optional (Subject to jurisdictional availability)
•Only available to insureds
who are Issue Age 0-59.
•The WSP Rider ends on
the earlier of any of the
following events: when the
policy ends, when the
policy is surrendered, or on
the policy anniversary on
which the insured is age

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

We will pay the WSP Amount
until: (a) the period of total
disability ends; (b) the policy
anniversary on which the
insured is age 65; or (c) the
policy ends or is
surrendered, whichever
comes first. Monthly WSP
rider charges are waived
during any period when the
WSP Amount is being paid.

65.
•Payment of the WSP
Amount does not
guarantee that your policy
will not lapse.
•While you are on claim, we
will also continue to deduct
applicable Monthly
Deduction Charges.
•You may be required to pay
additional premiums during
a period of total disability
to maintain the policy in
force.
•The WSP Amount cannot
be greater than $12,500 on
a monthly basis.
•If you elect this rider, you
may not elect the Monthly
Deduction Waiver rider.

Guaranteed Minimum Accumulation Benefit Rider
Provides a guarantee that at
the end of the 12th Policy
Year, your Separate Account
Value will not be less than
the value of the GMAB
Account minus any unpaid
loans and accrued loan
interest (“Adjusted GMAB
Account Value”). Only
provides protection against
decreases in the policy’s
Separate Account Value due
to negative investment
performance.
Optional
•Only available at policy
issue.
•Only available to insureds
who are Issue Age 0-75.
•This Rider may not be a
benefit to you if all or most
of your cash value is
allocated to the Fixed
Investment Options.
•You must have 100% of
your cash value allocated
to the GMAB Allocation
Alternatives.
•The Rider does not
guarantee a return of
principal.
•This Rider will provide no
benefit if you surrender the
policy (or cancel the Rider)
or the insured dies before
the end of the 12th Policy
Year.
•This Rider also provides no
benefit if the policy lapses,
even if the Adjusted GMAB
Account Value is greater
than the Separate Account
Value.
•Can only be elected at
policy issue.
•Cannot be elected if the

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Cash Value Accumulation Test is elected. •If you cancel the rider prior to the end of the 12th Policy Year, a cancellation fee of no more that 2% of the Adjusted GMAB Account Value may apply.
Estate Protection Rider (SVUL Policies Only)	Provides additional insurance protection for the first four Policy Years if both Insureds die.	Optional	•Only available at policy issue. •Not available in all states.
Level First-to-Die Term Rider (SVUL Policies Only)	Provides a level term insurance death benefit when either Insured dies while the rider is in effect.	Optional	The benefit is only paid once (even if both insureds die at the same time).
•
Guaranteed Minimum Death Benefit Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges. This rider requires that you make certain premium payments into your policy.
Under this rider, if your total Monthly Deduction Charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the Monthly Deduction Charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 100 (under VUL) or the younger insured’s age 100 (under SVUL). You may cancel this rider at any time by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or following receipt of your request.
In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.
If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.
Having this rider affects your ability to take policy loans in the following way: (a) If you take a loan during the first two Policy Years, this rider will end: (b) after the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

Example: The following illustrate how the GMDB Premium Test is performed and the GMDB Benefit for a Representative Insured (Male, Age 40, Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly GMDB Premium (“MGP”) of $323. If the GMDB Premium Test is greater than the GMDB Required Premium, the Test is passed.
Policy Month	Monthly Premiums Paid	(a) Cumulative Premiums Paid to Date	(b) Amount of any partial surrenders and any associated processing fees	(c) Any outstanding policy loan and accrued loan interest	GMDB Premium Test ((a) – (b + c) + 1 MGP)	GMDB Required Premium	GMDB Premium Test Passed?
1	$300	$300	$0	$0	$623	$323	Yes
2	$300	$600	$0	$0	$923	$646	Yes
3	$300	$900	$0	$0	$1,223	$969	Yes
4	$100	$1,000	$0	$0	$1,323	$1,292	Yes
5	$0	$1,000	$0	$0	$1,323	$1,616	No

Policy Month	Cash Value	Available Cash Value	Surrender Charge	Cash Surrender Value	Monthly Deduction Charges	GMDB Premium Test Passed?	GMDB Keeps Policy Inforce?
1	$250	$250	$150	$50	$50	Yes	No
2	$350	$350	$300	$0	$50	Yes	No
3	$350	$350	$450	-$150	$50	Yes	Yes
4	$400	$400	$500	-$150	$50	Yes	Yes
5	$450	$450	$500	-$100	$50	No	Policy Enters Late Period
•
Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the Insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.
You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.
You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	-	Administrative fee (up to $150)	-	Elected percentage of an unpaid policy loan
Minimum accelerated benefit amount: $25,000.
Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, Monthly Deduction Charges, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.
Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.
Example: The following illustrates the benefit available under the Living Benefits Rider, assuming: (1) an Elected Accelerated Benefit of 100% and 50%, respectively; (2) Eligible Proceeds and Face Amount of $250,000; (3) an Interest Factor of 0.9434; (4) an Administrative Fee of $150; and an (5) Outstanding Loan of $5,000:
Elected Percentage	Eligible Proceeds	Interest Factor	Administrative Fee	Elected Percentage x Outstanding Loan	Total Accelerated Benefit Available ((1)x(2)x(3)) - (4) - ((1)x(5))
100%	$250,000	0.9434	$150	$5,000	$230,700
50%	$250,000	0.9434	$150	$2,500	$115,275
•
Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy effective on the date of the Insured’s (under VUL) or last surviving insured’s (under SVUL) death. Without this rider, on the policy anniversary on which the insured is or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL). You can cancel this rider by sending us a signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.
Example: The following illustrates the benefit available under the Life Extension Benefit Rider, assuming a Policy Face Amount of $250,000 issued on Insured (Male, Age 40, Preferred Nonsubstandard Rating ) with Life Insurance Benefit Option 1 (Face Amount), assuming a return on the Separate Account of 0%.and annual premiums of $5,550 paid through Policy Year 60 .

Policy Year	Attained Age of the Insured	LER Charge	Cash Value (reflecting LER Charge)	Life Insurance Benefit with LER	Cash Value with no LER	Life Insurance Benefit with no LER
51	90	$2,592	$171,505	$250,000	$174,185	$250,000
52	91	$2,938	$167,172	$250,000	$173,121	$250,000
53	92	$3,342	$161,586	$250,000	$171,536	$250,000
54	93	$3,940	$154,137	$250,000	$169,171	$250,000
55	94	$4,699	$144,329	$250,000	$165,889	$250,000
56	95	$5,738	$131,286	$250,000	$161,416	$250,000
57	96	$7,145	$113,866	$250,000	$155,444	$250,000
58	97	$9,089	$90,384	$250,000	$147,544	$250,000
59	98	$11,836	$58,310	$250,000	$137,127	$250,000
60	99	$15,801	$13,888	$250,000	$123,359	$250,000
61	100	$0	$14,305	$250,000	$123,174	$123,174
62	101	$0	$14,734	$250,000	$122,989	$122,989
63	102	$0	$15,176	$250,000	$122,805	$122,805
64	103	$0	$15,632	$250,000	$122,621	$122,621
65	104	$0	$16,101	$250,000	$122,437	$122,437
66	105	$0	$16,584	$250,000	$122,253	$122,253
•
Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only): This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.
The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:
(1)
the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or
(2)
$5,000,000.
If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2,500,000).
If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.
Example: The following illustrates the benefit available under the Spouse’s Paid-Up Insurance Purchase Option Rider, assuming a policy with an Option 1 Life Insurance Benefit, Policy Proceeds and Face Amount of $1,000,000 and a request by a Representative Spouse (Male, Age 70, Standard rating) for a new paid-up whole life insurance policy of $100,000 and $500,000 with a Net Single Premium per thousand (NSP) of $772.86:

Policy Proceeds	Requested Paid-Up Insurance Benefit	NSP for Paid-Up Insurance	Policy Premium for Paid-Up Insurance	Net Policy Proceeds
$1,000,000	$100,000	$772.86	$77,286	$1,000,000 - $77,286 = 922,714
$1,000,000	$500,000	$772.86	$386,430	$1,000,000 - $386,430 = 613,570
•
Accidental Death Benefit Rider (VUL Policies Only): This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.
Example: If a policy had an Option 1 Life Insurance Benefit, Policy Proceeds and Face Amount of $250,000 and an Accidental Death Benefit of $50,000, the Life Insurance Benefit paid upon the accidental bodily injury of the Primary Insured (subject to the assumptions and restrictions above) would be $300,000.
•
Children’s Insurance Rider (VUL Policies Only): This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”). A covered child who is proposed and accepted for coverage can be no older than age 18 at the time of issue. However, no child is covered under this rider until the 15th day after birth.
If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.
When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.
The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:
•
The policy anniversary on which the covered child is age 25; or
•
The policy anniversary on which the Primary Insured, is, or would have been, age 65.
Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum Face Amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.
Example: The following illustrates the benefit available under the Children’s Insurance Rider, assuming 5 units of insurance coverage ($5,000 of Rider Face Amount) issued on a female child of the Insured, Age 12, for a rider charge of $2.25 per month ($27 annually) who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$27	$27	$0
2	$27	$54	$0
3	$27	$81	$0
4	$27	$108	$0
5	$27	$135	$0

6	$27	$162	$0
7	$27	$189	$0
8	$27	$216	$0
9	$27	$243	$0
10	$0	$243	$5,000
•
Guaranteed Insurability Rider (VUL Policies Only): This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:
•
the marriage of the Primary Insured;
•
the birth of a living child to the Primary Insured; or
•
the legal adoption of a child by the Primary Insured.
If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.
To exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was Issued. The multiples are set forth below:
Age At Issue	Multiple
0-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount
This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.
Example: If a policy had an original Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $70,000, the Insured was 30 years old at time of Policy Issue, and the Policyowner takes the maximum amount of the additional insurance coverage at each of the Option Dates, the Face Amount of the Policy would be $810,000.

Age of Insured	Face Amount	Lesser of Eligible Face Amount Multiple or Maximum Election Amount		Permitted Election	Face Amount After Election
		Eligible Face Amount Multiple (2 X Face Amount)	Maximum Election Amount
31	$70,000	$140,000	$150,000	$140,000	$210,000
34	$210,000	$420,000	$150,000	$150,000	$360,000
40	$360,000	$720,000	$150,000	$150,000	$510,000
43	$510,000	$1,020,000	$150,000	$150,000	$660,000
46	$660,000	$1,320,000	$150,000	$150,000	$810,000
•
Insurance Exchange Rider (VUL Policies Only): This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.
Before we can issue the new policy, you must provide us with evidence of insurability on the new insured (requiring full medical underwriting) and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.
Under certain circumstances, you may be required to make a payment to exercise the exchange rider:
•
If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.
•
If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.
These payments will be treated as a premium payment and will be applied to your policy.
The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.
Example: If an original policy, purchased on a Representative Insured (Male, 40, Preferred issue) with a Cash Value of $35,393 and a Life Insurance Benefit Option 1 and Face Amount of $250,000, is exchanged at Policy Year 11 (outside the Surrender Charge Period) for a Policy with the same Cash Value, Life Insurance Benefit Option, and Face Amount on an Insured (Female 50, Smoker), the exchange would result in an increase in

Monthly Deduction Charges. As with the original policy, the policy resulting from the exchange would not be subject to surrender charges.
•
Monthly Deduction Waiver Rider (VUL Policies Only): This rider provides for the waiver of Monthly Deduction Charges if the Primary Insured becomes totally disabled for at least six consecutive months.
You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any Monthly Deduction Charges. We will waive the Monthly Deduction Charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.
In addition, the following special rules apply:
•
If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the Monthly Deduction Charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.
•
If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the Monthly Deduction Charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.
We will not waive the Monthly Deduction Charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.
In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:
•
the monthly Cost of Insurance for the base policy;
•
the monthly cost of riders, if any;
•
the monthly contract charge;
•
the monthly per thousand charge, if any; and
•
the monthly Mortality and Expense Risk charge.
If you elect this rider, you may not elect the Waiver of Specified Premium Rider. If you have elected the Guaranteed Minimum Death Benefit Rider, you will not be charged for, or receive a benefit under that rider whenever Monthly Deduction Charges are being waived under this rider.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, Monthly Deduction Charges of $65.92 (and any increases or decreases from that point) will be waived until the base policy ends as long as the disability continues. If the Insured’s disability begins after age 60 and continues, the Monthly Deduction Charges will be waived to age 65.
•
Term Insurance on Other Covered Insured (OCI) Rider (VUL Policies Only): This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured). The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

We refer to any person who is covered under this rider as an “Other Covered Insured.” This rider is not available on the Primary Insured.
Example: The following illustrates the benefit available under the Term Insurance on Other Covered Insured Rider, assuming a rider Face Amount of $100,000 issued on the male spouse of the Insured, Age 40, who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$22.49	$22.49	$0
2	$31.43	$53.92	$0
3	$42.92	$96.84	$0
4	$51.90	$148.74	$0
5	$61.30	$210.04	$0
6	$70.86	$280.90	$0
7	$80.45	$361.35	$0
8	$89.72	$451.07	$0
9	$100.15	$551.22	$0
10	$0.00	$551.22	$100,000
•
Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.
To activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:
•
The policy must be in effect for at least 15 years.
•
The insured (younger insured for SVUL) must be at least age 75.
•
The Life Insurance Benefit Option elected under the base policy is Option 1.
•
Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.
•
Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.
•
Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.
We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

•
The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy’s Cash Value.
•
Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.
•
Any riders, except the Overloan Protection Rider, will end.
•
No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.
•
No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.
•
Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.
•
No further Monthly Deductions will be taken.
•
The policy’s Life Insurance Benefit will be the greater of A of (B x C) where:
A = The OLP Face Amount calculated at rider activation;
B = the greater of (i) the policy’s Cash Value, or (ii) any outstanding loans plus accrued loan interest;
C = the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.
Example: For a policy issued with the following policy values at attained age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500
The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $45,500 (3.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the Insured and deducted from the Cash Value and (2) the following changes to the policy:

Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,267,045	$1,317,225	$0	$1,254,500	$1,254,500	$1,000,500	$254,500
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and decreases the Life Insurance Benefit from Option 2 to Option 1 –calculated as the greater of the Face Amount ($1,267,045) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,254,500 x 1.05) or $1,317,225.
*No surrender charges apply.
•
Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).
Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit.
Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.
This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.
Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must elect it at Policy issue and allocate 100% of your cash value to any one (or more) of the following GMAB Allocation Alternatives:
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP MacKay Convertible—Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class

MainStay VP MacKay Strategic Bond (formerly MainStay VP MacKay Unconstrained Bond)—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP Growth Allocation (formerly MainStay VP Moderate Growth Allocation)—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio (formerly Legg Mason/QS Conservative Model Portfolio)—Class I
Fixed Account
DCA Plus Account
If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, your allocation will be pended and you will be given the opportunity to cancel or modify your allocation. If you do not reallocate your Cash Value to a GMAB Allocation Alternative after such notice, the GMAB Rider will end and you will be subject to a cancellation fee. If you have elected the GMAB Rider, the only Asset Allocation Model (for SVUL policies only) you could have selected is the Conservative Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information.) All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed; (2) merged, or substituted with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Investment Division’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to the MainStay VP U.S. Government Money Market Investment Division, or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative. Any loan repayments, partial surrenders or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the MainStay VP U.S. Government Money Market Investment Division, or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative, if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the MainStay VP U.S. Government Money Market Investment Division.
You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.
Conflicts of Interest: Although the investment restrictions required by the GMAB Rider are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance.
Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the rider is canceled prior to the end of the 12th Policy Year.
GMAB Account Value: The GMAB Account Value is only a shadow account value that does not have cash value or loan value. As such, the GMAB Account cannot be used to support the payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, policy split option (SVUL policies only) or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).
The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c - d - e - f + g) will be performed to determine the GMAB Account Value where:
a = the GMAB Account Value on the prior Monthly Deduction Day;
b = the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;
c = any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;
d = the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day;
e = the amount of any GMAB Proportional Transfer(s) out made since the prior Monthly Deduction Day;
f = the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and
g = the product of (i) x (ii) where:
(i) = the GMAB Interest Rate; and
(ii) = (a + b + c - d - e - f) minus any outstanding loans and accrued loan interest.
The persistency credit does not apply to the GMAB Account Value.
The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.

The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers and surrenders; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value. This rider does not guarantee a return of principal.
The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.
Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB rider available at that time if we receive your election notice in Good Order by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.
Impact of Surrenders: As noted above, partial surrenders will proportionally reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.
For a VUL/SVUL policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:
•
the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and
•
the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).
Termination of the rider: You may cancel the rider at any time. To cancel the rider, you must send a signed notice in Good Order to the VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more that 2% of the Adjusted GMAB Account Value may apply. The rider will end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The rider provides no benefit if the policy lapses, or if you cancel the rider prior to the end of the 12th Policy Year, even if the Adjusted GMAB Account Value is greater that the Separate Account Value.
Example: For a policy with a Face Amount of $250,000 and the GPT elected as the Life Insurance Qualification Test, issued on a Representative Insured (Male, Issue Age 40, Preferred rating), with 100% allocation to the GMAB Allocation Alternatives in the Separate Account, no partial surrenders, and cumulative annual premium payments of $35,280 and GMAB Rider Charges of $1,119 through the end of Policy Year 12, if there is:
•
a Gross Return on Separate Account Assets of 0%, the difference between the Separate Account Value of $23,571 and the Adjusted GMAB Account Value of $26,966 at that time will be $3,395. In that case, the Separate Account Value will be adjusted to reflect the Adjusted GMAB Account Value of $26,966 at Rider Exercise.
•
a Gross Return on Separate Account Assets of 8%, the Separate Account Value of $40,545 will exceed the Adjusted GMAB Account Value of $26,966. In that case, the Separate Account Value will not be increased.

As noted above, if before Rider Exercise, the Insured dies, the Policy is surrendered or lapses, or the Rider is canceled, the rider will provide no benefit. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may also apply if the rider is canceled prior to the end of the 12th Policy Year.
•
Waiver of Specified Premium (WSP) Rider (VUL Policies Only): This rider will pay, on each Monthly Deduction Day, a specified premium amount (the "WSP Amount") into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.
We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured's total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount is no guarantee that your VUL policy will not lapse. Although we will pay the WSP Amount into your policy each month that you are on claim, we will also continue to deduct applicable Monthly Deduction Charges other than the WSP Rider charges. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.
At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the "Applicable Riders"); and (c) the Insured's issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured's class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the Insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.
You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. If you elect the WSP Rider, you may not also elect the Monthly Deduction Waiver rider.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, the Rider will pay a WSP Amount of $232.75 (based on the factors outlined above) on each Monthly Deduction Day until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first We will deduct a Premium Expense Charge from any WSP Amount—in this case, current charges would be $9.31 for a Non-Qualified policy and $6.40 for a Qualified policy. Monthly Deduction Charges will also be deducted.
•
Estate Protection Rider (SVUL Policies Only): Where available, this rider provides additional insurance protection for the first four Policy Years when we have proof that both insureds died. There is a charge for the rider and it may only be purchased at issue. You can cancel this rider at any time by sending us signed written notice in Good Order.

Example: The following illustrates the benefit available under the Estate Protection Rider, assuming a rider Face Amount of $50,000 and a Policy Face Amount of $250,000, issued on Insureds (Male/Female, Age 55/50, Preferred Nonsubstandard Rating), the first of whom dies at the beginning of Policy Year 2 and the second of whom dies at the beginning of Policy Year 4, under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$2,640	$2,640	$0
2	$2,850	$5,490	$0
3	$3,294	$8,784	$0
4	$0	$8,784	$50,000
5	$0	$8,784	$0
•
Level First-to-Die Term Rider (SVUL Policies Only): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time. You may decrease the Face Amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the Face Amount of this rider. You may cancel this rider at any time by sending us signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.
Example: The following illustrates the benefit available under the Level First-to-Die Term Rider, assuming a rider Face Amount of $100,000 and a Policy Face Amount of $250,000, issued on Insureds (Male/Female, Age 55/50, Preferred Nonsubstandard Rating), one of whom dies at the beginning of Policy Year 8 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$211.45	$211.45	$0
2	$289.27	$500.72	$0
3	$350.50	$851.22	$0
4	$410.94	$1,262.16	$0
5	$475.44	$1,736.60	$0
6	$533.02	$2,270.62	$0
7	$621.11	$2,891.73	$0
8	$0.00	$2,891.73	$100,000
Maturity Date
Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.
One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:
(1)
to receive the Cash Surrender Value of your policy; or
(2)
to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.
If you do not make an election, the policy will be continued. If the policy is continued, the following limitations will apply:
(a)
No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing.

(b)
Other than the Mortality and Expense Risk Charge, no further Monthly Deduction Charges will be deducted from your Cash Value.
(c)
Partial surrenders and loan repayments will continue to be allowed.
(d)
New policy loans can be requested and loan interest will continue to accrue on any new and existing loans at the current loan interest rate. However, if the amount of any unpaid loans (including any accrued loan interest) is greater that the Cash Surrender Value of your policy, your policy could lapse.
(e)
Any riders attached to the policy will end, unless stated otherwise in the rider.
If you choose to surrender your policy, you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations—Status of the Policy After the Insured is Age 100” for more information. Please consult your tax advisor regarding the tax implications of these options.
If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of these policies, you may not exchange another policy for those described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.
Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.
24-Month Exchange Privilege
Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, gender, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.
To exchange your policy:
•
your policy must be in force on the date of the exchange;
•
you must repay any unpaid loan (including any accrued loan interest); and
•
you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand face amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.
When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Premiums

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.
Acceptance of initial and subsequent premium payments is subject to our suitability standards.
Planned Premium
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
You can make additional planned premium payments at any time up to the Insured’s attainment of age 100 (under VUL) or the younger Insured is or would have been age 100 (under SVUL) except as permitted in "Maturity Date". We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Unplanned Premium
An unplanned premium is a payment you make that is not part of the premium schedule you choose.
•
While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL) except as permitted in "Maturity Date." However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.
•
If you exchange one policy for another under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.
•
The minimum unplanned premium amount we allow is $50.
•
We may limit the number and amount of any unplanned premium payments.
Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.
Risk Of Minimally Funded Policies
You can make additional planned or unplanned premium payments at any time up to the insured’s (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

Timing And Valuation
Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.
The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.
Free Look
You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy and/or provide a written request for cancellation in Good Order to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy.
For VUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.
For VUL policies, if you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.
For SVUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the later of the Issue Date and the date NYLIAC receives the full initial premium payment in Good Order.
For SVUL policies, if you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges, and any Monthly Deduction Charges, minus loans calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order.
If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.
Premium Payments
Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our suitability standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
We apply the Net Premium to the Investment Divisions (including those available with the available Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.
If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account , the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.
Automatic Premium Payment Arrangement
An automatic premium payment arrangement is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin an automatic premium payment arrangement. To set up an automatic premium payment arrangement, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019), that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.
The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Changing The Face Amount Of Your Policy
You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.
To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.
You should consider the following consequences when increasing the Face Amount of your policy:
•
possible increased cost of insurance charges;
•
an additional per-thousand face amount charge;
•
a new suicide and contestability period applicable only to the amount of the increase;
•
a new ten-year surrender charge period applicable only to the amount of the increase;
•
a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and
•
a possible new seven-year testing period for modified endowment contract status.
Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:
•
a change in the total policy cost of insurance charge;
•
possible force-outs of premium if premiums paid exceed the GPT;
•
a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and
•
adverse tax consequences.
For more information about changing the Face Amount of your policy, see the SAI.

Policy Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen; less
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid Monthly Deduction Charges.
We will pay interest on these proceeds from the date the insured (under VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the life insurance benefit is due and payable. For example, if the payment of a life insurance benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the life insurance benefit, or the beneficiary does not come forward to claim the life insurance benefit in a timely manner, the life insurance benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the life insurance benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:
•
You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.
•
You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
•
To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must either send a written request in Good Order to the VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com.
•
If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.
You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

How Policy Proceeds Will Be Paid
While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.
If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.
Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
Lump Sum Payment
If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured (under VUL) or last surviving insured (under SVUL), the beneficiary can choose among the following methods of payment:
•
We will issue a single check for the amount of the Policy Proceeds; or
•
Policy Proceeds will be paid over time through one of the various payment options described below.
After we are notified of the death of the insured (under VUL) or the last surviving insured (under SVUL), the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.
Payment Options
If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option or an Interest Payment Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.
•
Interest Accumulation Option (Option 1 A)
Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.
•
Interest Payment Option (Option 1 B)
Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.
Electing Or Changing A Payment Option
While the insured is living (VUL), or while the insureds are both living (SVUL), you can elect or change your payment option. To change your payment option, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)
After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.
When We Pay Policy Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Under the following situations, payment of proceeds may be delayed:
•
We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the policy’s Cash Surrender Value, or the Policy Proceeds during any period that:
(1)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(2)
the SEC, by order, permits us to delay payment to protect our policyowners.
•
We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.
•
We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
•
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.
•
If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.
We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law)..
Life Insurance Benefit Options
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:
Option 1—The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.
Option 2—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Option 3—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.
We determine the Life Insurance Benefit as of the date of the insured’s (under VUL) or last surviving insured’s (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”) as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.
Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.
Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
•
If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Options 2 or 3.
•
If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.
(See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
Changing Your Life Insurance Benefit Option
You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.
Changes From Option 1 To Option 2	Changes From Option 2 To Option 1
If you change from Option 1 to Option 2, we will
decrease the Face Amount of your policy by the
amount of the Cash Value, so that your Life Insurance
Benefit immediately before and after the change
remains the same. If a surrender charge applies to a
Face Amount decrease at the time you change your
Life Insurance Benefit option, we will assess a
surrender charge based on the amount of the Face
Amount decrease.

If you change from Option 2 to Option 1, we will
increase the Face Amount of your policy by the amount
of the Cash Value, so that your Life Insurance Benefit
immediately before and after the change remains the
same. We will continue to apply the existing surrender
charge schedule to your policy, and we will not apply a
new surrender charge schedule to the increased Face
Amount resulting from the change in this option.

Changes From Option 3 To Option 1	Changes From Option 3 To Option 2
If you change from Option 3 to Option 1, we will
increase the policy’s Face Amount by the amount of
Adjusted Total Premiums, so that your Life Insurance
Benefit immediately before and after the change
remains the same. We will continue to apply the
existing surrender charge schedule to your policy, and
we will not apply a new surrender charge schedule to
the increased Face Amount resulting from the change.

If you change from Option 3 to Option 2 at a time when
the Cash Value is greater than the Adjusted Total
Premium, we will decrease the Face Amount of your
policy by the difference between the Cash Value and
the Adjusted Total Premium so that your Life Insurance
Benefit immediately before and after the change
remains the same.
If you change from Option 3 to Option 2 at a time when
the Cash Value is less than the Adjusted Total
Premium, we will increase the Face Amount of your
policy by the difference between the Adjusted Total
Premium and the Cash Value so that your Life
Insurance Benefit immediately before and after the
change remains the same. If a surrender charge
applies to a Face Amount decrease at the time you
change your Life Insurance Benefit option, we will
assess a surrender charge based on the amount of the
Face Amount decrease.

To change your Life Insurance Benefit Option, you must submit a signed written request In Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

Additional Policy Provisions

Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured, as applicable, for two years from the date of reinstatement.
Suicide
If the death of the insured (under VUL) or last surviving insured (under SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.
Misstatement Of Age Or Gender
If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.
Assignment
While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.
Surrenders

Partial Surrenders
You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $100 (under VUL) or $500 (under SVUL), and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.
Amount Available For A Partial Surrender
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000 (under VUL) or $100,000 (under SVUL). See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.
Requesting A Partial Surrender
You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus, by calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests for amounts greater than $50,000 must be received in Good Order and may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)
Your requested partial surrender will be effective on the date we receive your written request in Good Order.
However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or the DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen. A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)
Surrender Charge Due To Partial Surrender
A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original Face Amount, and (2) is the surrender charge calculated on the new decreased Face Amount.
Periodic Partial Withdrawals
After the fifth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100 (VUL), or such lower amount as we may permit. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have an SVUL policy, a Guaranteed Minimum Death Benefit Rider or if your policy is a MEC or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

The Effect Of A Partial Surrender
When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
•
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:
(1)
the amount of the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the partial surrender, as shown on the Policy Data Page, or
(b)
zero.
If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
•
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.
•
Option 3
If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:
(1)
the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the surrender, as shown on the Policy Data Page, or
(b)
zero.
If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option (SVUL Only) or the 24-Month Exchange Privilege.
Option 1	Option 3

Immediately prior to partial surrender	Total Face Amount	$ 1,075,000	$ 775,000
	Life Insurance Benefit	$ 1,075,000	$ 1,075,000
	Cash Value	$ 500,000	$ 500,000
	Adjusted Total Premium	$ -	$ 300,000
	Partial Surrender	$ 350,000	$ 350,000
	IRC Sec. 7702 Percentage (Male, attained age 45 at time of partial surrender under Guideline Premium Test)	215%	215%
Option 1	Total Face Amount:		$ 1,075,000
We reduce Face Amount by the difference between (1) and (2), not less than $0, where:
	(1) is Partial Surrender ($350,000), and		$ 350,000
(2) the greater of:
	(a) Cash Value ($500,00) less Face Amount ($1,075,000) divided by IRC Sec 7702 Percentage (215%); or		$ 0
	(b) 0.		$ 0
	Face Amount Reduction: (difference between (1) $350,000 and (2) $0)		$ 350,000
	Face Amount Reduced to:		$ 725,000
Option 3	Total Face Amount:		$ 775,000
If the Adjusted Total Premiums ($300,000) are less than the partial surrender amount ($350,000), we will reduce the Face Amount by the difference between (1) and (2), not less than $0, where:
	(1) Partial Surrender ($350,000) less Adjusted Total Premiums ($300,000); and		$ 50,000
(2) the greater of:
	(a) Cash Value ($500,000) less Adjusted Total Premiums ($300,000) minus Face Amount ($775,000) divided by IRC Sec 7702 Percentage (215%); or		$ (160,465.12)
	(b) $0.		$ 0
	Face Amount Reduction: (difference between (1) $50,000 and (2) $0)		$ 50,000
	Face Amount Reduced to:		$ 725,000
Full Surrenders
Cash Surrender Value
The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living. If you surrender during the first Policy Year, an additional surrender charge will apply.

Requesting A Surrender
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
When The Surrender Is Effective
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

Loans

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:
a = the current loan interest rate;
b = the policy’s Cash Surrender Value; and
c = the sum of three months of Monthly Deduction Charges.
Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. Loans may affect the No-Lapse Guarantee. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
Your Policy As Collateral For A Loan
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrender or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.
Please note that loan requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
For policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.
Interest Credited On The Cash Value Held As Collateral For A Policy Loan
When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.
When Loan Interest Is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
•
the policy anniversary;
•
the date you surrender the policy;
•
the date you fully repay a loan;
•
the date the policy lapses;
•
the date on which the insured (under VUL) or last surviving insured (under SVUL) dies; or
•
any other date we specify.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.
Loan Repayment
You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment amount will be allocated to the Fixed Account. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Excess Loan Condition
If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.
The Effect Of A Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Policy Proceeds that might otherwise be payable.
In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the five-year No-Lapse Guarantee.
Termination And Reinstatement

Late Period
If, on a Monthly Deduction Day, the No-Lapse Guarantee is not in effect and your policy’s Cash Surrender Value is insufficient to pay the policy’s Monthly Deduction Charges, your policy will continue for a late period of 62 days after that Monthly Deduction Day. (See “State Variations” for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first five years.
If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured (VUL) or last surviving insured (SVUL) dies.
Five-Year No Lapse Guarantee
The No-Lapse guarantee ensures that the policy will not lapse during the first five Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.
If the policy passes the minimum premium test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the monthly deductions for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. The No-Lapse Guarantee will end on the fifth policy anniversary. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill for the accumulated unpaid amount. If that bill is not paid, the policy will end and there will be no Cash Value or Life Insurance Benefit.
Reinstatement Option
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
•
you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;

•
the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); ; and
•
you have not surrendered your policy for its Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.
Before we reinstate your policy, we must also receive the following:
(1)
a payment equal to an amount sufficient to keep the policy in effect for at least three months, and
(2)
satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, we will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.
If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.
COVID-19 Accommodations
In response to the COVID-19 pandemic, we offered the 12-Month Repayment Plan and/or the Financial Hardship Program described below to policyowners whose Policies entered the Late Period between March 24, 2020 and December 31, 2020 and who met certain other criteria. Policies entering the Late Period on or after January 1, 2021 were not eligible for the Programs.
If you entered into the 12-Month Repayment Plan or the Financial Hardship Program you were credited with a sum into the Fixed Account (the “Repayment Amount”) and were given at least 12 months to repay the Repayment Amount to help prevent your Policy from lapsing due to financial hardships caused by the pandemic. Unpaid monthly installment of the Repayment Amount are first deducted from the value in the policy’s Fixed Account, and then, proportionately, from the Separate Account Value and the DCA Account(s), should the value in the Fixed Account be depleted. Enrollment in the Program does not guarantee that the Policy will remain in force. While enrolled in the programs, monthly deduction charges continue to be deducted from the Policy and premium payments necessary to keep the Policy in force are required. (See “Premiums” for more information).
If, on a Monthly Deduction Day, your Policy’s Cash Surrender Value (including any Repayment Amount credited to the Fixed Account) is less than the monthly deduction charges for the next Policy Month, your Policy will enter the Late Period and you may not apply for another Repayment Amount. If your Policy enters the Late Period while the 12-Month Repayment Plan or the Financial Hardship Program remain in effect, you may pay any premium sufficient to take the Policy out of the Late Period (including paying any unpaid portion of the Repayment Amount). We will terminate your Policy if we do not receive the required payment before the end of the Late Period. If your Policy terminates according to its terms and you elect to reinstate your Policy, you will be required to pay all amounts due according to the terms of your Policy, as well as any outstanding, unpaid Repayment Amount.

Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The total commissions paid during the fiscal year ended December 31, 2020, 2019, and 2018 were $1,071,479, $2,125,592 and $1,804,745, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.
Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulator .
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.
The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status Of NYLIAC And The Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Charges For Taxes
We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments—Premium Expense Charge” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards And Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status Of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer- Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.
We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact Of Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of his death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $130,000 (for 2021), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.
You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.
Modified Endowment Contract Status
Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.
A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy's life in the case of an SVUL policy. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.
Status Of The Policy After The Younger Insured Is Age 100
The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.
Policy Surrenders And Partial Surrenders
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.
3.8 Percent Medicare Tax On Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy or distributions from this policy or the exercise of other rights and options under this policy (including policy loans).

Policy Loans And Interest Deductions
We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Exchanges, Sales Or Assignments Of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Living Benefits Rider (Also Known As Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Overloan Protection Rider
Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Qualified Plans
At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.
Withholding
Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses Of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners And Business Beneficiaries Of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2021, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,700,000, as adjusted for inflation, and 40%, respectively.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases By Residents Of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records And Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued prior to May 1, 2012.
Alaska, Colorado, Georgia, Hawaii, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Nebraska, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wyoming.
•
Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.
•
Contestable Period (SVUL Only)—On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.
California
•
Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.
Connecticut
•
Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•
Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.
Florida
•
Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.
•
Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.
Illinois
•
Free Look (“Right To Examine Policy”) —If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including any policy fees or charges paid, less any loans and partial surrenders.
•
The amount of Variable Life Insurance or Cash Value Proceeds under this policy will increase or decrease, reflecting investment experience of the Separate Account.
•
Policy Proceeds—Settlements shall be made to the beneficiary no later than 2 months after we receive due proof that the Insured died on or after the Effective Date subject to all policy provisions.
•
Reinstatement Option—To reinstate this policy, payment that is equal to the lesser of: (a) the sum of all overdue Monthly Deduction Charges or (b) three (3) Monthly Deduction Charges (plus the Additional Contract Charge if this policy lapses during the first policy year multiplied by a factor of 238% must be paid.
•
All references to the 5-Year No-Lapse Guarantee in Illinois policies is changed to the 5-Year Coverage Protection Benefit.
Michigan
•
Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.
Missouri
•
Termination and Late Period—To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.
•
Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.
•
The Suicide Exclusion Period—is one year from the Issue Date.
Montana
•
Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.
New Jersey
•
State Premium Tax Charge—We will not increase the charge above 2%.
•
Federal Tax Charge—We will not increase the charge above 2%.

•
Policy Changes—If we make changes to the Life Insurance Benefit Options, Face Amount Increases or Face Amount Decreases of your policy because Section 7702 of the Internal Revenue Code is amended, you have the right to refuse the change unless that refusal will make the policy null and void.
•
Late Period—If you do not mail a payment, which is postmarked by the end of the Late Period, the policy will end.
•
Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.
•
Suicide Exclusion Period—is 2 years from the earlier of the Issue Date or the Policy Date.
New York
•
Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.
•
Termination and Late Period—The Late Period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is less than the Monthly Deduction Charge for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 30 days before the end of the Late Period.
•
Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.
•
Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.
•
Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.
•
The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.
•
Suicide Exclusion—Reference to “sane” or “insane” has been removed.
North Dakota
•
The Suicide Exclusion Period—is one year from the Issue Date.
•
Policy Proceeds—Settlements shall be made within 60 days after due proof of death.
Oregon
•
Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.
•
Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate. If settlement of a claim is made after the first 30 days after receipt of due proof of death, it will bear interest equal to the greater of the loan interest crediting rate or the interest paid on deferred loan or surrender proceeds.

•
Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, with 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the of conversion. The new policy will be based on the same issue age, gender and class of risk as the original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.
•
State Premium Tax Charge—is referred to as a “State Tax Charge Back.”
•
Late Period—If you do not mail a payment that is postmarked by the end of the Late Period, the policy will end.
Variations By Jurisdiction (For Policies Issued on or after 5/1/12 if available)
The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued on or after May 1, 2012.
Alabama, Alaska, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.
•
Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.
•
Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.
•
Waiver of Specified Premium Rider (VUL Only)—The Waiver of Specified Premium Rider may not be added after policy issue.
California
•
Free Look (“Right To Examine Policy”) (For VUL and SVUL policies issued before May 1, 2014) — If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.
•
Free Look (“Right To Examine Policy”) (For SVUL policies issued on or after May 1, 2014) — Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans.
If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our General Account unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.

Connecticut
•
Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.
•
Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request in Good Order. Interest will be paid (from the date we receive all information in Good Order) on any amount deferred beyond that date.
•
Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Delaware
•
Free Look (“Right to Examine Policy”) - (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
District of Columbia
•
Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Florida
•
Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•
Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.
Michigan
•
Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.
Montana
•
Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.
New York
•
Reference to “State Insurance Department” means NY State Department of Financial Services.
•
Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.
•
Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.
•
Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.
•
Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.
•
Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.
•
The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.
North Dakota
•
Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•
The Suicide Exclusion Period—is one year from the Issue Date.
•
Policy Proceeds—Settlements shall be made within 60 days after due proof of death.
•
Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
South Dakota
•
Free Look (“Right to Examine Policy”) - (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. NYLIAC reserves the right to remove or substitute any portfolio companies as investment options that are available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/accumulator.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to AccumulatorProspectus@newyorklife.com. If you elect the Guaranteed Minimum Accumulation Benefit Rider, your choice of Eligible Portfolios is restricted; see below.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	MainStay VP Balanced—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)* Subadvisers: NYL Investors LLC (“NYLI”)* and Wellington Management Company LLP (“Wellington”)"	0.71%	7.90%	7.20%	7.96%
Investment Grade Bond	MainStay VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.53%	7.94%	4.62%	3.89%
Sector	MainStay VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Clarion Securities, LLC	0.95%	(12.81)%	(1.60)%	N/A
Asset Allocation	MainStay VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.54%	10.28%	6.90%	6.33%
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%	0.03%	7.94%	8.58%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	MainStay VP Equity Allocation (formerly MainStay VP Growth Allocation)—Initial Class Adviser: New York Life Investments	0.74%	15.02%	10.53%	9.44%
Sector	MainStay VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.67%	(0.38)%	9.61%	N/A
Non-Investment Grade Bond	MainStay VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.65%	2.45%	4.60%	3.79%
Asset Allocation	MainStay VP Growth Allocation (formerly MainStay VP Moderate Growth Allocation)—Initial Class Adviser: New York Life Investments	0.71%	12.94%	9.33%	8.57%
Asset Allocation	MainStay VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.63%	7.98%	8.25%	8.19%
Alternatives	MainStay VP IQ Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ Advisors LLC*	0.96%	5.38%	1.23%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	0.58%	14.32%	11.83%	N/A
Non-Investment Grade Bond	MainStay VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.61%	36.04%	15.37%	10.99%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Investment Grade Bond	MainStay VP MacKay Government—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.56%	4.97%	2.68%	2.58%
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.59%	5.40%	7.87%	6.52%
International/Global Equity	MainStay VP MacKay International Equity—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.96%	20.85%	10.95%	7.22%
Large Cap Equity	MainStay VP MacKay S&P 500 Index—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.12%	18.24%	14.98%	13.61%
Non-Investment Grade Bond	MainStay VP MacKay Strategic Bond (formerly MainStay VP MacKay Unconstrained Bond)—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.68%	6.12%	4.81%	N/A
Asset Allocation	MainStay VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.61%	11.57%	8.14%	7.50%
Sector	MainStay VP Natural Resources (formerly MainStay VP Mellon Natural Resources)—Initial Class Adviser: New York Life Investments Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.78%	11.78%	5.26%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	MainStay VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Brown Advisory LLC and Segall Bryant & Hamill, LLC	0.85%	40.48%	16.79%	12.69%
Money Market	MainStay VP U.S. Government Money Market—Initial Class*** Adviser: New York Life Investments Subadviser: NYLI	0.28%	0.24%	0.77%	0.39%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap (formerly MainStay VP MacKay Mid Cap Core)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.86%	11.28%	9.78%	11.03%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap (formerly MainStay VP MacKay Small Cap Core)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.74%	10.22%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity (formerly MainStay VP MacKay Common Stock)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.58%	15.55%	12.98%	13.08%
Large Cap Equity	MainStay VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.75%	37.16%	19.69%	16.08%
Small/Mid Cap Equity	AB VPS Small/Mid Cap Value Portfolio—Class A Adviser: AllianceBernstein L.P.	0.83%	3.37%	8.35%	8.75%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.55%	12.46%	10.59%	9.91%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Sector	American Funds IS New World Fund®—Class 2 Adviser: Capital Research and Management CompanySM	0.84%	23.58%	13.33%	6.545
Large Cap Equity	American Funds IS Washington Mutual Investors Fund (formerly American Funds IS Blue Chip Income and Growth Fund)—Class 2 Adviser: Capital Research and Management CompanySM	0.52%	8.68%	10.85%	10.90%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC	0.76%	21.08%	9.42%	6.86%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Advisors, LLC Subadviser: BlackRock International Limited	0.58%	7.27%	7.85%	6.58%
Sector	BNY Mellon IP Technology Growth Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc.	0.78%	69.92%	25.89%	17.64%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Legg Mason Partners Fund Advisor, LLC ("LMPFA") Subadviser: ClearBridge Investments, LLC	0.74%	14.78%	13.96%	12.86%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.74%	7.43%	6.92%	N/A
International/Global Equity	Delaware VIP® Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) (“DMC”) Sub-Advisers:Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Global Limited (“MIMGL”)	1.23%	25.08%	15.64%	5.09%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series—Standard Class Adviser: DMC Sub-Advisers: MFMHKL and MIMGL	0.78%	(1.09)%	9.04%	8.67%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DWS Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	0.39%	19.43%	12.93%	10.95%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	0.80%	5.71%	4.50%	2.66%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DWS Investment Management Americas Inc.	0.84%	(0.80)%	5.51%	6.94%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio-Initial Class Adviser: FMR Subadvisers: Fidelity Investments Money Management, Inc. (“FIMM”) and other investment advisers	0.14%	7.53%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: other investment advisers	0.61%	30.57%	16.19%	13.52%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.92%	31.27%	16.22%	6.15%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.53%	6.69%	10.69%	10.17%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.53%	15.06%	10.00%	8.16%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.59%	16.89%	11.58%	9.51%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.67%	19.28%	12.77%	10.38%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.64%	68.66%	29.24%	21.84%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.64%	21.58%	13.52%	18.46%
International/Global Equity	Fidelity® VIP International Index Portfolio – Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC	0.17%	10.69%	N/A	N/A
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.62%	18.19%	11.07%	9.50%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio (formerly Legg Mason/QS Aggressive Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.78%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio (formerly Legg Mason/QS Conservative Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.75%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio (formerly Legg Mason/QS Moderate Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.75%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio (formerly Legg Mason/QS Moderately Aggressive Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.76%	N/A	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio (formerly Legg Mason/QS Moderately Conservative Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.76%	N/A	N/A	N/A
International/Global Equity	Invesco V.I. International Growth Fund— Series I Shares Adviser: Invesco Advisers, Inc.	0.92%	14.00%	8.82%	6.72%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco Advisers, Inc.	0.80%	19.93%	12.88%	12.13%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	19.47%	18.21%	15.25%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.84%	20.06%	13.35%	10.08%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	0.34%	13.19%	11.96%	N/A
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.90%	20.52%	12.69%	11.14%
Large Cap Equity	MFS® Investors Trust Series—Initial Adviser: MFS	0.79%	13.87%	13.66%	12.50%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.81%	3.87%	9.72%	10.84%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%	45.89%	22.98%	14.70%
Large Cap Equity	MFS® Research Series—Initial Class Adviser: MFS	0.79%	16.59%	14.74%	13.06%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Adviser: Morgan Stanley Investment Management Inc.	0.82%	(16.85)%	0.10%	5.25%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.91%	39.98%	17.87%	14.02%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.69%	6.67%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.79%	5.72%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.54%	3.15%	2.17%	1.95%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.54%	8.81%	4.75%	3.93%
*
An affiliate of NYLIAC.
**
Current Expenses take into account expense reimbursement or fee waiver arrangements that are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolio for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.
***
You may lose money by investing in this fund (or any other fund). Although this fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the fund’s sponsor would provide such support. The fund’s yield may be very low during periods of low interest rates, and the yield in the separate account could be negative after the deduction of separate account charges.

****
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Eligible Portfolio Restrictions Applicable to the Guaranteed Minimum Accumulation Benefit Rider
To be eligible for the Guaranteed Minimum Accumulation Benefit Rider, you must allocate 100% of your Cash Value to any one (or more) of the following GMAB Allocation Alternatives:
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Growth Allocation (formerly MainStay VP Moderate Growth Allocation)—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP MacKay Convertible—Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class
MainStay VP MacKay Strategic Bond (formerly MainStay VP MacKay Unconstrained Bond)—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio (formerly Legg Mason/QS Conservative Model Portfolio)—Class I
Fixed Account
DCA Plus Account

Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about NYLIAC VUL and SVUL, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulator. The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.
Information about VUL and SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL and SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.
The SEC EDGAR Contract Identifier for the VUL Accumulator Policy is C000058633.
The SEC EDGAR Contract Identifier for the SVUL Accumulator Policy is C000065290.

Statement of Additional Information
dated
May 1, 2021
for
New York Life Variable Universal Life Accumulator
New York Life Survivorship Variable Universal Life Accumulator
from
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
and
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Insurance (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator Insurance (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2021 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulator . Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.
Table of Contents
General Information And History	2
Additional Information About The Operation Of The Policies	2
Distribution And Compensation Arrangements	9
Underwriting A Policy	10
Additional Information About Charges	10
Financial Statements	13
VUL and SVUL are offered under NYLIAC Variable Universal Life Separate Account-I.

General Information And History

The VUL and SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the New York Life Variable Universal Life Accumulator (VUL) and the New York Life Survivorship Variable Universal Life Accumulator (SVUL). VUL and SVUL are no longer being offered. However, we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $174.52 billion at the end of 2020. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.
Additional Information About The Operation Of The Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.
Changing the Face Amount of Your Policy
You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:
•
the insured is (under VUL) or both insureds are (under SVUL) is still living;
•
the insured is age 80 or younger (under VUL) or the older insured is age 80 or younger (under SVUL);
•
the increase you are requesting is $5,000 or more;
•
the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and
2

•
you submit a written application in Good Order, that is signed by the insured and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.
We can limit any increase in the Face Amount of your policy.
You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:
•
the insured (under VUL) or last surviving insured (under SVUL) is still living;
•
the decrease you are requesting will not reduce the policy’s Face Amount below $50,000 (under VUL) or $100,000 (under SVUL); and
•
you submit a written application in Good Order, signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We may limit any decrease in the Face Amount of your policy.
Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units
The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:
(a/b)
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period;
and

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.
Option Available at No Additional Charge
Policy Split Option (SVUL Policies Only)
This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:
(1)
the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or
(2)
the effective date of a change in the federal tax law that results in:
(a)
a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or
(b)
a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.
In addition, a split can be made for any other reason, if we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.
3

The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.
We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).
The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.
Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.
Examples of IRC Section 7702 on Life Insurance Benefits
Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.
4

(Effect of IRC Section 7702 on Life Insurance Benefit)
VUL
LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT)			Example 1 (GPT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount			Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	500,000	(2) Cash Value	400,000	900,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%	(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,400,000	1,900,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,075,000	(5) Cash Value multiplied by 7702 percentage	860,000	1,935,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,075,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,400,000	1,935,000
Example 2 (CVAT)			Example 2 (CVAT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount			Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000	(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%	(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	692,000	1,730,000	(5) Cash Value multiplied by 7702 percentage	1,038,000	2,076,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,730,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,300,000	2,076,000

5

LIFE INSURANCE BENEFIT OPTION 3
Example 1 (GPT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	500,000	750,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Basic Life Insurance Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,075,000	1,612,500
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,250,000	1,612,500
Example 2 (CVAT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	300,000	500,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Basic Life Insurance Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,038,000	1,730,000
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,250,000	1,730,000
6

Examples
(Effect of IRC Section 7702 on Life Insurance Benefit)
SVUL
LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT)			Example 1 (GPT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount			Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	100,000	550,000	(2) Cash Value	100,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	185%*	185%*	(3) IRC Sec. 7702 Percentage On Date of Death	185%*	185%*
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,100,000	1,500,000
(5) Cash Value multiplied by 7702 percentage	185,000	1,017,500	(5) Cash Value multiplied by 7702 percentage	185,000	925,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,017,500	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,100,000	1,500,000
Example 2 (CVAT)			Example 2 (CVAT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount			Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	100,000	275,000	(2) Cash Value	100,000	350,000
(3) IRC Sec. 7702 Percentage On Date of Death	389%*	389%*	(3) IRC Sec. 7702 Percentage On Date of Death	389%*	389%*
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,100,000	1,350,000
(5) Cash Value multiplied by 7702 percentage	389,000	1,069,750	(5) Cash Value multiplied by 7702 percentage	389,000	1,361,500
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,069,750	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,100,000	1,361,500
*Percentage based on death of both insureds in first Policy Year.
7

LIFE INSURANCE BENEFIT OPTION 3
Example 1 (GPT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	200,000	200,000
(3) Cash Value	100,000	650,000
(4) IRC Sec. 7702 Percentage On Date of Death	185%*	185%*
(5) Basic Life Insurance Benefit	1,200,000	1,200,000
(6) Cash Value multiplied by 7702 percentage	185,000	1,202,500
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,200,000	1,202,500
Example 2 (CVAT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	200,000	200,000
(3) Cash Value	100,000	325,000
(4) IRC Sec. 7702 Percentage On Date of Death	389%*	389%*
(5) Basic Life Insurance Benefit	1,200,000	1,200,000
(6) Cash Value multiplied by 7702 percentage	389,000	1,264,250
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,200,000	1,264,250
*
Percentage based on death of both insureds in first Policy Year.
Additional Information About Changing Options
You can change your Life Insurance Benefit Option once per Policy Year, provided the Insured is under age 100. The following examples demonstrate the impact this change can have on your Life Insurance Benefit.
8

Example
Change From Option 1 To Option 2		Change From Option 2 To Option 1
Cash Value	$200,000	Cash Value	$150,000
Face Amount before option change	$2,000,000	Face Amount Before option change	$2,000,000
Face Amount after option change ($2,000,000 – $200,000)	$1,800,000	Face Amount after option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,000,000	Life Insurance Benefit immediately before and after Option change	$2,150,000

Change From Option 3 To Option 1		Change From Option 3 To Option 2

		Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000	Adjusted Total Premium	$100,000
Cash Value	$150,000	Cash Value	$200,000
Face Amount before option change	$2,000,000	Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000)	$2,100,000	Face Amount after option change ($2,000,000 + $100,000 - $200,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000	Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 3 To Option 2

Cash Value is less than Adjusted Total Premium
Adjusted Total Premium	$250,000
Cash Value	$200,000
Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 + $250,000 - $200,000)	$2,050,000
Life Insurance Benefit immediately before and after Option change	$2,250,000
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial face amount of $250,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Year 3-10, 3.5% in Policy Years 11-15 and
9

3.0% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond.
For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is based on planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male issue age 55, issued Preferred, and Female issue age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Years 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.
The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
The total commissions paid during the fiscal year ended December 31, 2020, 2019, and 2018 were $1,071,479, $2,125,592, and $1,804,745, respectively. NYLIFE Distributors did not retain any of these commissions.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
VUL and SVUL are no longer being offered. However, for both VUL and SVUL, premium payments on existing policies are accepted on a continuous basis (subject to any contractual restrictions that may exist).
Underwriting A Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.
In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.
Additional Information About Charges

The following example reflects how charges can impact a policy.
VUL Example
This example assumes a Male insured, issue age 40, Preferred rating, a Target Premium of $2,990, an annual planned premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.36% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.
10

PREMIUM	$3,500.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less sales expense charge(1)	150.95
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%) (if applicable)	43.75
NET PREMIUM	$3,235.30
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	149.42	We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	55.38
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	16.09
Less total annual per Thousand Face Amount charge	340.86
CASH VALUE	$2,552.39	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge(5) (if applicable)	1,750.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$802.39
We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender in the first ten Policy
Years, or within ten years after you increase the Face Amount.(5)
The amount of loans and surrenders you can make is based on
your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)
For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(2)
We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)
This example assumes you have not chosen any riders.
(4)
For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)
If you surrender your Policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.
SVUL Example
This example assumes a Male issue age 55 and Female issue age 50, both Preferred, a Target Premium of $12,662, a Face Amount of $1,000,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return,
11

which results in a 5.36% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.
PREMIUM	$15,000.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less sales expense charge(1)	645.27
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,867.23
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	682.73	We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	15.22
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	72.73
Less total annual per Thousand Face Amount charge (not including riders)	1,593.36
CASH VALUE	$12,448.64	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge(5) (if applicable)	7,500.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$4,948.64
We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender in the first ten Policy
Years, or within ten years after you increase the Face Amount.(5)
The amount of loans and surrenders you can make is based on
your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)
For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2)
We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)
This example assumes you have not chosen any riders.
(4)
For details about how we calculate the Mortality and Expense Rate charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)
If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.
12

The following is additional information about specific charges that can be associated with your policy.
Deductions from Premiums
Sales expense charge
We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.
When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.
State premium tax charge
Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.
Federal tax charge
NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.
Other tax charges
Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7,
13

2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2021 — are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2021 — are incorporated herein by reference.
The SEC EDGAR Contract Identifier for the VUL Accumulator Policy is C000058633.
The SEC EDGAR Contract Identifier for the SVUL Accumulator Policy is C000065290.
14